	Investor Shares	Institutional Shares
Whitebox Tactical Opportunities Fund	WBMAX	WBMIX

PROSPECTUS

January 16, 2015
(supplemented March 5, 2015 and September 1, 2015)

ADVISED BY:
Whitebox Advisors LLC
3033 Excelsior Blvd., Suite 300
Minneapolis, MN 55416

(855) 296-2866
www.whiteboxmutualfunds.com

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest, and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund may invest in derivatives and utilize leverage, each of which involves special risks and may result in losses to the Fund. In view of this, the Fund may be subject to above-average risk.

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SUMMARY INFORMATION

Investment Objective. The investment objective of Whitebox Tactical Opportunities Fund (the “Fund”) is to provide investors with a combination of capital appreciation and income that is consistent with prudent investment management.

Fees and Expenses. The following table describes the fees and expenses that you may pay if you buy and hold shares of each Class of the Fund. In addition to Investor Class Shares and Institutional Class Shares, the Fund initially offered a third class of shares named “Advisor Class Shares.” Advisor Class Shares are no longer being offered. Outstanding Advisor Class Shares were converted to Investor Class Shares on January 31, 2014.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fee	0.25%	None
Other Expenses:
Dividend and Interest Expense on Short Sales	1.00%	1.00%
Other Operating Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses(1)	2.57%	2.32%
Less Fee Waivers and Expense Reimbursements(2)	(0.00)%	(0.00)%
Total Annual Operating Expenses after Fee Waivers and Expense Reimbursements	2.57%	2.32%

(1)	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements. As a result of the Acquired Fund Fees and Expenses not being reflected in the Fund’s financial statements, and due to non-substantive accrual differences and rounding, the information presented in the expense table may differ from that presented in the Financial Highlights.
(2)	The Fund’s investment adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.60% and 1.35% of the Fund’s Investor Class shares and Institutional Class shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This agreement will continue at least through February 28, 2016 (subject to early termination only by the Board of Trustees). The Fund’s investment adviser may recover waived fees and expenses for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations in effect at the time of the waiver and approval of such fees and expenses by the Board of Trustees.

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Shares	Institutional Shares
1 Year	$260	$235
3 Years	$799	$724
5 Years	$1,365	$1,239
10 Years	$2,901	$2,652

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.

Principal Investment Strategies. In pursuing the Fund’s investment objective, the Fund’s investment adviser, Whitebox Advisors LLC (the “Adviser”), uses a proprietary, multi-factor quantitative model and bottom-up research of prospective investments to identify dislocations within and between equity and credit markets. A dislocation occurs when the trading price of a security changes, sometimes dramatically, and such price change is unrelated to economic or company-specific events. When a dislocation is identified, the Adviser will purchase the security if the Adviser believes it is undervalued, and will sell the security as it approaches what the Adviser believes is its fair value. The Adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

The Adviser has wide latitude to allocate the Fund’s assets among common and preferred stocks, warrants, fixed income securities, convertible securities, indexed securities and derivatives.

The Fund’s equity investments will be comprised principally of common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Fund’s fixed income securities will be comprised principally of commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured by either commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), asset-backed securities (securities that are backed by automobile loans, credit card receivables, student loans, manufactured housing loans, aircraft and other equipment leases or trade receivables), corporate bonds and municipal securities. The Fund may invest in fixed income securities without regard to their credit ratings, and from time to time may hold unlimited amounts of fixed income securities that are non-investment grade (“junk bonds”).

The Fund may invest without limitation in securities of companies without regard to their market capitalization. The Fund may from time to time hold substantial quantities of securities issued by small capitalization and medium capitalization companies, in addition to securities of larger companies.

The Fund may invest without limitation in fixed income securities without regard to their credit ratings, including junk bonds. Non-investment grade (junk) bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Adviser to be of comparable quality. Certain of such securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

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The Fund may buy or sell put and call options or futures contracts on a security or an index of securities, or enter into credit default swaps (collectively, commonly known as derivatives). The Fund typically invests in derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to investment risk. The Fund may also invest in derivatives for investment (speculative) purposes.

The Fund also may sell securities short. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. In executing its arbitrage strategies, the Fund will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts) and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure.

The Fund may invest in exchange-traded funds (“ETFs”). ETFs are generally baskets of securities that either replicate or sample an index or a portion of an index. The Investment Company Act of 1940 and certain exemptive orders in which the Funds participate limit the amount that the Fund may invest in ETFs and other investment companies.

The Investment Company Act of 1940 classifies mutual funds as either diversified or non-diversified. The Fund is a non-diversified mutual fund.

Principal Risks of Investing in the Fund. Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund, or your investment may not perform as well as other investments. There can be no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Set forth below is a summary of the principal risks of investing in the Fund.

•	Active and Frequent Trading Risk. The Fund may engage in active and frequent trading of securities, including short-term trading. The Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser believes that the sale is in the best interest of the Fund (for example, if the Adviser believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.
•	Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. The issuer of a convertible security may not be able to pay interest or dividends when due, and their market value may change based on actual or perceived changes in the issuer’s creditworthiness. Convertible securities are also subject to the same types of risk that apply to the underlying common stock. The Fund may be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return and result in investment losses.

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•	Debt Securities Risk. Debt securities are subject to the risk that the borrower will not make timely payments of principal and interest. Actual or perceived changes in an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The value of a debt security may fall when interest rates rise. The market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.
•	Derivative Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Risks related to specific types of derivatives are set forth below. When the Fund invests in a derivative as a hedge against a position that the Fund holds or against a market to which the Fund is exposed, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security or market.
•	Total Return Swap Risk. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
•	Credit Default Swap Risk. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. If the Fund sells a credit default swap to another party, the Fund acts as an insurer of the issuer’s obligations under the referenced security and, upon a default, is liable to the Fund’s counterparty for the defaulted amounts.
•	Futures Contract Risk. The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Fund to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

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•	Forward Contract Risk. Investments in forward contracts may increase volatility and be subject to additional market, active management, currency, and counterparty risks as well as liquidity risk if the contract cannot be closed when desired. Instruments purchased on a when-issued or delayed-delivery basis may be subject to risk of loss if they decline in value prior to delivery, or if the counterparty defaults on its obligation.
•	Option Risk. Option transactions in which the Fund expects to engage involve the specific risks described below: the Fund, as writer of an option, may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses on the Fund’s investments in options; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker used by the Fund could present risks for the Fund; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.
•	Counterparty Risk. The Adviser selects and monitors counterparties to derivative contracts based on the relative cost and quality of their services and their creditworthiness and financial strength. Nonetheless, the Fund’s use of derivatives, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions, including the risk of counterparty default. If a swap agreement counterparty defaults on a payment obligation to the Fund, this default may cause the value of an investment in Fund Shares to decrease. The Advisor will endeavor to mitigate counterparty risk to the Fund by, among other things, reducing futures contract and swap exposures to certain counterparties and/or seeking alternate or additional counterparties. However, during periods of credit market turmoil or when the aggregate notional exposure needed by the Fund is relatively small (due to the level of the Fund’s net assets or otherwise), the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk.
•	Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Fund’s portfolio. The value of equity securities could decline if the financial condition of the issuing companies decline or if factors that affect a particular industry or the overall market and economic conditions deteriorate. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. See also “Convertible Securities Risk.”
•	Exchange-Traded Funds Risk. Most ETFs are investment companies and are therefore subject to the same limitations on and the same risks as the Fund. In addition, investments in ETFs have unique characteristics, including but not limited to, the expense structure and additional expenses associated with investing in ETFs. If the Fund acquires shares of ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the underlying ETFs in which the Fund invests. The price of an ETF can fluctuate over a wide range, and a Fund could lose money if the value of the basket of securities owned by the ETF goes down. ETFs have additional risks unique to their structure: the market price of an ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop enough to ensure liquidity, and an ETF may be subject to stock exchange activity such as de-listing and halting of trading activity.
•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
•	Junk Bond Risk. Junk bonds are high risk investments that may cause income and principal losses for the Fund. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds, and claims of other creditors may have priority over the claims of junk bond holders. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. Junk bonds may be less liquid than higher rated fixed-income securities. Investors in junk bonds may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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•	Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
•	Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.
•	Mid-Cap Securities Risk. The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
•	Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage- and asset-backed securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities.
•	Non-Diversified Status Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. These developments, in turn, may have a greater impact on the Fund’s performance.
•	Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country.
•	Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
•	Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
•	Short Sales Risk. Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. Short sales involve both costs and risks. The Fund typically will not own the underlying securities that it sells short and must pay the lender interest on the security it borrows, and the risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Such “naked” short sales expose the Fund to potentially unlimited losses. Government actions also may affect the Fund’s ability to engage in short selling.

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•	Small Cap and Emerging Growth Securities Risk. Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.
•	Volatility Risk. The Fund may have investments that increase or decrease in value over short periods of time. This may cause the Fund’s net asset value to experience significant increases or decreases in value over short periods of time.

Performance Information. The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class shares has varied over the periods shown. While the Investor Class shares and Institutional Class shares will have substantially similar annual returns because the shares are invested in the same portfolio of securities, the performance of each Class will differ to the extent that the Classes do not have the same expenses. Updated performance information is available on the Fund’s website, www.whiteboxmutualfunds.com.

Calendar Year Total Return — Tactical Opportunities Fund Institutional Class Shares

Best Quarter (March 31, 2012): 10.88%
Worst Quarter (June 30, 2012): (3.12)%

The following table shows how the average annual total returns of the share classes presented compare with those of a broad-based market index as well as an additional index that reflects the market sectors in which the Fund invests. Effective January 31, 2014, the Fund changed the primary benchmark index to which the performance of the Fund is compared from the S&P 500® Index to the S&P 500® Total Return Index. The Fund’s investment adviser recommended the change because the S&P 500® Total Return Index, which reflects the effects of dividend reinvestment, is more comparable to the total return of the Fund. The Barclays U.S. Aggregate Bond Index is included as an additional benchmark because the Fund may invest without limitation in fixed income securities and may do so from time to time to the extent that the Adviser believes such securities more effectively advance the Fund’s investment objective. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

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Average Annual Total Returns
(For the periods ended December 31, 2014)

	1 Year	Since Inception (December 1, 2011)
Return Before Taxes – Institutional Class Shares	(3.38)%	8.55%
Return Before Taxes – Investor Class Shares	(3.80)%	8.21%
Return After Taxes on Distributions – Institutional Class Shares	(4.18)%	7.76%
Return After Taxes on Distributions and Sale of Fund Shares – Institutional Class Shares	(1.70)%	6.39%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	13.69%	20.29%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.39%	17.74%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	3.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. In addition, please note that after-tax returns are shown only for the Institutional Class shares and may differ for each share class. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, 401(k) plans, corporations, trusts, or other investors that are taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser. The Fund’s investment adviser is Whitebox Advisors LLC of Minneapolis, Minnesota. The Adviser furnishes continuous investment supervision and management to the Fund.

Portfolio Managers. The Fund is managed by a portfolio management team composed of Andrew Redleaf and the investment leadership on the Adviser’s Investment Committee, including Paul Twitchell, Dr. Jason Cross and Robert Vogel. Andrew Redleaf is responsible for the day-to-day management of the Fund, the composition of the portfolio and the determination of strategies pursued by the Fund. Mr. Redleaf founded the Adviser and has served as its Chief Executive Officer since 1999. Messrs. Twitchell, Cross and Vogel have served as portfolio managers of the Adviser since 2005, 2002 and 1999, respectively.

Purchase, Sale and Exchange of Fund Shares. You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open. To purchase, exchange or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 855-296-2866, by mail at P.O. Box 13393, Denver, CO 80201, or by the internet at www.whiteboxmutualfunds.com. Purchasing, selling or exchanging shares by mail could result in unexpected delays. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor Shares	Institutional Shares
Minimum Initial Investment	$5,000 for all accounts except: $1,000 for tax deferred accounts.	No minimum initial investment for qualifying institutional investors (as described below under “Buying, Exchanging and Redeeming Shares); $5 million for other institutions and individuals.
Minimum Additional Investment	$1,000 for all accounts except: $200 for tax deferred accounts.	No subsequent minimum.

Tax Information. The Fund’s dividends and distributions may be subject to federal and applicable state income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan, you may be subject to federal and applicable state income tax upon withdrawal from such tax-deferred arrangements.

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Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The investment objective of the Fund is to provide investors with a combination of capital appreciation and income that is consistent with prudent investment management.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of Whitebox Mutual Funds (the “Trust”) without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in the Fund’s investment objective.

Principal Investment Strategies

The Adviser uses a proprietary, multi-factor quantitative model and bottom-up research of prospective investments to identify dislocations within and between equity and credit markets. A dislocation occurs when the trading price of a security changes, sometimes dramatically, and such price change is unrelated to economic or company-specific events. When a dislocation is identified, the Adviser will purchase the security if the Adviser believes it is undervalued, and will sell the security as it approaches what the Adviser believes is its fair value. The Adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

The Adviser has wide latitude to allocate the Fund’s assets among common and preferred stocks, warrants, fixed income securities, convertible securities, indexed securities and derivatives.

The Fund’s equity investments will be comprised principally of common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Fund’s fixed income securities will be comprised principally of commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured by either commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), asset-backed securities (securities that are backed by automobile loans, credit card receivables, student loans, manufactured housing loans, aircraft and other equipment leases or trade receivables), corporate bonds and municipal securities. The Fund may invest in fixed income securities without regard to their credit ratings, and from time to time may hold unlimited amounts of fixed income securities that are non-investment grade.

The Fund may invest in fixed income securities with differing terms applicable to principal repayment, interest rates and other features. Terms that may vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

The Fund may invest without limitation in fixed income securities without regard to their credit ratings, including securities that are non-investment grade. Non-investment grade (junk) bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Adviser to be of comparable quality. Certain of such securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

The Fund may buy or sell options or futures contracts on a security or an index of securities, or enter into credit default swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or an index of securities at a specific price on a specific future date. A credit default swap is an agreement whereby one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on

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such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. The Fund typically invests in derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to investment risk. The Fund may also invest in derivatives for investment (speculative) purposes.

The Fund also may sell securities short. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. In executing its arbitrage strategies, the Fund will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts) and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure.

The Fund may invest in exchange-traded funds (“ETFs”). ETFs are generally baskets of securities that either replicate or sample an index or a portion of an index. The Investment Company Act of 1940 limits the amount that the Fund may invest in ETFs and other investment companies, prohibiting the Fund from: (i) investing more than 5% of the value of its total assets in the securities of any one investment company; (ii) investing more than 10% of the value of its total assets in the aggregate in securities of investment companies as a group; and (iii) owning more than 3% of the outstanding voting shares of any one investment company. Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Fund may invest in certain ETFs in excess of these limitations, provided the Fund complies with the conditions of the applicable exemptive relief. The Fund may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the Investment Company Act of 1940 are met.

The Fund may invest without limitation in securities of companies without regard to their market capitalization. The Fund may from time to time hold substantial quantities of securities issued by small capitalization and medium capitalization companies, in addition to securities of larger companies and issuers.

As part of its normal operations, the Fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Fund also may invest in these securities in order to achieve its investment goal. Money market securities are short term securities consisting principally of short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes and repurchase agreements.

Non-Principal Strategies

In addition to the strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

Hedging. The Fund may utilize hedging strategies with the intent of reducing investment risk associated with a primary strategy; lowering overall volatility of the Fund’s net asset value and decreasing correlation with one or more securities markets.

Illiquid/Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

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Temporary Defensive Strategies. For temporary defensive purposes, the Fund may invest some or all of its assets in high quality money market instruments denominated in U.S. dollars or foreign currencies. Although the Fund will make temporary defensive investments only to the extent that the Adviser believes they present less risk than the Fund’s usual investments, temporary defensive investments may reduce the Fund’s opportunity of meeting its investment objective during temporary periods.

When-Issued and Delayed Delivery Securities and Forward Commitments. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund will enter into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund’s principal risk factors are summarized under “Summary Information — Principal Risks of Investing in the Fund.” This section describes additional risks of investing in the Fund. While the Adviser believes that such additional risks are not as fundamental as those described as “Summary Information — Principal Risks of Investing in the Fund,” prospective investors should review such additional risks as well to better understand the overall risks of investing in the Fund.

The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any investment fund, there can be no guarantee that the Fund will meet its investment objective or that its performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Cash Positions Risk. The Fund may not always stay fully invested. For example, when the Fund’s portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash position may increase. In other words, cash generally is a residual — it represents the asset that remains after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash increases, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested.

Expense Risk. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Investment Style Risk. Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

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Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Securities Lending Risk. The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.

MANAGEMENT

Whitebox Mutual Funds is organized as a Delaware statutory trust. The Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.

The Fund’s investment adviser is Whitebox Advisors LLC, a Delaware limited liability company formed in 1999. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel. The Adviser’s address is 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416.

Prior to the launch of Whitebox Mutual Funds in December 2011, the Adviser’s management services had been available to a limited set of private investment companies and separately managed accounts. The Adviser and its affiliates had approximately $4.42 billion in assets under management as of September 30, 2014.

The Adviser was established by Andrew Redleaf, its founder and Chief Executive Officer. Mr. Redleaf was a Founding Partner of Deephaven Capital Management. While at Deephaven, Mr. Redleaf managed the Market Neutral Fund from 1994 to 1998. From 1980 to 1994, Mr. Redleaf was an options trader at the CBOE. Prior to his experience at the CBOE, he spent two years as an options trader with Gruntal & Company. Mr. Redleaf graduated from Yale University in three years with a BA and MA in Mathematics and was recognized as the top mathematics student of his graduating year in 1978.

The Fund pays an investment advisory fee to the Adviser for managing the Fund’s assets based on the Fund’s average daily net assets. The Fund pays the Adviser an investment advisory fee equal to 1% of the Fund’s average daily net assets. Taking into account the contractual expense limitations described below, during the fiscal year ended October 31, 2014, the net advisory fee paid to the Adviser was 1.00% of the average daily net assets of each Class of the Fund’s shares. During the fiscal year ended October 31, 2014, pursuant to the Adviser’s right to

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recoup certain previously waived or reimbursed fees and expenses (described below), the Fund reimbursed the Adviser in an amount equal to 0.10% of the average daily net assets of each Class of the Fund’s shares.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than percentages referenced in the table below for each Class of the Fund’s shares, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This arrangement will continue at least through February 28, 2016. The Adviser may recover waived fees and expenses for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations in effect at the time of the waiver and approval of such fees and expenses by the Board of Trustees.

	Investor Shares	Institutional Shares
Contractual Expense Limitation	1.60%	1.35%

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s current Advisory Agreement with the Adviser is available in the Fund’s most recent semi-annual report to shareholders.

Portfolio Manager

The Fund is managed by a portfolio management team composed of Andrew Redleaf (see biography above) and the investment leadership on the Adviser's Investment Committee, including Paul Twitchell, Dr. Jason Cross and Robert Vogel. Andrew Redleaf is responsible for the day-to-day management of the Fund, the composition of the portfolio and the determination of strategies pursued by the Fund.

Paul Twitchell. Paul Twitchell joined the Adviser in 2005. As the Head of Event, Mr. Twitchell oversees the Event strategies. Mr. Twitchell started at Whitebox as a senior trader, trading convertibles, options and capital structure opportunities. He was promoted to Whitebox’s Head of Event Strategies in 2010. Before joining Whitebox, Mr. Twitchell was employed at EBF & Associates for more than seven years where he managed a convertible bond portfolio. Mr. Twitchell began his career with Cargill, Inc. in 1992 assisting the North American, European and Emerging Market trading desks. He spent time on the mortgage desk and assisted in the development of the North American sovereign debt arbitrage desk with a focus on U.S. and Canadian fixed income arbitrage. He received a BA in Elective Studies from St. Cloud State University in 1995.

Dr. Jason Cross. Dr. Jason Cross joined the Adviser in 2001. As the Head of Equity, Dr. Cross oversees Long/Short Equity strategies. Prior to joining Whitebox, Dr. Cross spent two years working with Nobel Laureate Myron Scholes at Oak Hill Platinum Partners where he developed quantitative models for long/short equity strategies. Dr. Cross received a BS (Hon) in Mathematics and Statistics in 1993 from the University of British Colombia, a PhD in Statistics from Yale University in 1999 and an MBA from the University of Chicago in 2007. His dissertation was published in the Journal of Mathematical Finance.

Robert Vogel. Robert Vogel joined the Adviser shortly after the firm was founded in 1999. As the Head of Corporate Credit and Relative Value, Mr. Vogel oversees the Relative Value and Fixed Income strategies. Prior to joining Whitebox, Mr. Vogel worked for EBF & Associates from 1996 to 1999. His team was responsible for managing a $200 million U.S. convertible bond book. Prior to joining EBF & Associates, he worked as an actuary and ran statistical models to estimate insurance reserves at KPMG. Mr. Vogel received a BS in Applied Mathematics and Statistics from the University of Florida in 1991 and an MBA from the University of Minnesota in 1997.

The Fund’s Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

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ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Administrator

Pursuant to an Administration, Bookkeeping and Pricing Services Agreement ALPS Fund Services, Inc. (an affiliate of ALPS Distributors, Inc.) (the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. The Administrator has agreed to: assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by it; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare certain reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

Distributor

ALPS Distributors, Inc. (an affiliate of the Administrator) (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor as agent for the Fund, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agent

The Administrator, pursuant to a Transfer Agency and Service Agreement, also serves as Transfer Agent for the Fund. As transfer agent, the Administrator, among other things, has agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts. Under the Transfer Agency and Service Agreement, the Administrator receives from the Fund an annual minimum fee and/or a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

BUYING, EXCHANGING AND REDEEMING SHARES

The Fund currently offers Investor Class and Institutional Class shares. Each share class of the Fund represents an investment in the same portfolio of securities.

Investor Class and Institutional Class shares are available to the general public. Institutional Class shares are available only to (i) certain institutional investors (as described below under “— Investment Minimums”) without any minimum investment and (ii) other investors (and certain groups of investors, described below) who are able to make an initial investment of at least $5 million. You should generally purchase Institutional Class shares if you are a qualifying institutional investor or can afford the minimum initial investment of at least $5 million. Otherwise, you will be ineligible to purchase Institutional Class shares, and must purchase Investor Class shares instead.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Services (12b-1) Plan for Investor Class Shares

The Fund has adopted a plan of distribution for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

The Plan allows the Fund to use Investor Class assets to pay fees in connection with the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares as their funding medium and for related expenses.

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The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Payments to Financial Intermediaries

The Adviser may also make payments for distribution and/or shareholder servicing activities out of its own legitimate profits. The Adviser may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are currently paid by the Adviser to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, such fees may increase.

Investment Minimums

The Fund offers investors two Classes of shares: Investor Class and Institutional Class shares. The minimum investment in Investor Class shares is $1,000 for tax-deferred accounts and $5,000 for other accounts. There is no investment minimum for qualifying investments by certain institutional investors in Institutional Class shares (as described below); otherwise, the minimum investment in Institutional Class shares is $5 million. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Subsequent investments in Investor Class shares may be made in amounts of at least $200 for tax-deferred accounts and $1,000 for other accounts. There is no subsequent investment minimum for Institutional Class shares.

Institutional Class Shares are offered without any minimum initial investment to the following types of qualifying institutional investors:

1.	Broker-dealers, registered investment advisers, insurance companies, trust institutions or bank trust departments purchasing for their own account or for the account of other institutional investors;
2.	Managed account programs that charge an asset-based fee provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust departments;
3.	Employee benefit plans investing through an investment adviser, a broker-dealer or another financial intermediary;
4.	Any state, county, or city, or any governmental instrumentality, department, authority or agency;

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5.	Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization; and
6.	Insurance company separate accounts;
7.	Health savings account programs provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;
8.	Other institutions and intermediaries approved by the Fund’s distributor; and
9.	Officers, directors and employees of the Adviser and its affiliates; trustees, officers and service providers of the Trust and the Fund; registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser; and immediate family members of such persons.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order for your purchase, redemption or exchange to receive that day’s price, the applicable Fund or your Servicing Agent (defined below) must receive the purchase, redemption or exchange request in good order before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). Orders so received by the Fund or a Servicing Agent prior to the close of trading on the NYSE will receive the net asset value computed as of the close of the trading on the NYSE. The Fund considers a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature.

The Fund enters into agreements with retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries (collectively, “Servicing Agents” and each a “Servicing Agent”) that authorize such Servicing Agents to accept purchase, redemption and exchange orders on behalf of the Fund as the Fund’s agents. Except with respect to certain sales of Institutional Class shares to qualifying institutional investors and sales of Investor Class shares to certain accounts associated with the Adviser, the Trust or its service providers, investors may not purchase, exchange or redeem shares of the Fund directly. Shares may be purchased, exchanged or redeemed only through Servicing Agents. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account.

Please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses. In any event, a purchase, redemption or exchange request received by a Servicing Agent in good order prior to the close of trading on the NYSE is entitled to receive the offering price computed as of the close of the trading on the NYSE.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Neither Investor Class shares nor Institutional Class shares charge an initial sales load.

Exchanging Shares

You may exchange shares of the Fund for shares of the same class of another fund series of Whitebox Mutual Funds and vice versa.

Exchanges must meet the minimum investment requirements described in “Investment Minimums” above with respect to the Fund or in the prospectus for the relevant other fund. Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

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An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of the Fund are generally not considered a taxable transaction.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request, together with properly completed and duly executed documents, is received by the Fund, the Distributor or your financial intermediary. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets).

However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be liquid securities valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Shareholder receiving an in-kind distribution of securities may have difficulty selling such securities, will bear the costs of selling such securities and will bear the market risk of owning such securities until they can be sold.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

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SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund requires that Institutional Class investors subject to the $5 million minimum investment amount maintain a minimum account balance of not less than $1 million. If such an Institutional Class shareholder’s account balance drops below $1 million, such shareholder will be notified and will be given the opportunity to add to its account, exchange its Institutional Class shares for Investor Class shares or redeem the remaining shares in its account. The Fund does not impose any other account minimums. The Fund may adopt other policies requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. Any such rejection would occur on the business day the purchase order was received, and the potential purchaser would receive notice within three business days. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. (Please note that similar policies do not apply to redemptions.)

The Fund discourages and does not as a practice accomodate such frequent purchases and redemptions. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

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How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. Under such procedures, the valuation of the securities of the Fund is determined by the Adviser, acting in good faith and under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Fund is permitted to invest in securities for which market quotations may not be readily available or may be unreliable, the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your

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identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund intends to distribute to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from the Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAXES

The following discussion of U.S. and non-U.S. taxation applies only to U.S. shareholders who hold shares as capital assets and not in a tax-deferred account and is not intended to be a full discussion of income tax laws and their effect. You should consult your own tax advisor.

Taxation of the Fund.  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. To the extent that the Fund qualifies for treatment as a regulated investment company, it will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner.

Taxes on Transactions.  When you redeem shares, you will recognize a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state or locality.

Taxes on Distributions.  Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., distributions also may be taxed by the country in which you reside. Distributions are taxable whether you take them in cash or reinvest them in additional shares.

Distributions may be taxed as ordinary income, dividend income, or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance. Distributions of net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Fund shares. If you purchase shares at a time when the Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

Taxes on Redemptions.  You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the

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disallowed loss. You should be aware that an exchange of shares in a Fund for shares in other funds is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.

Every January, the Fund will send you and the IRS a statement (a Substitute Form 1099) showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.

Average Cost Calculation.  Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, the Fund provides you with an average cost statement with your Substitute Form 1099. This average cost statement is based on transaction activity in an account for the period during which you held the account directly with the Fund.

Buying Into a Distribution.  Purchasing the Fund’s shares in a taxable account shortly before a distribution by the Fund is sometimes called “buying into a distribution.” You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund. The Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the shares earlier in the year, for example), and you incur the full tax liability on the distribution.

Non-U.S. Income Taxes. Interest and dividends received by the Fund from investment in non-US securities may be reduced at the source of payment by withholding taxes or otherwise subject to unfavorable tax rates. In addition, certain non-US jurisdictions may tax gains realized on securities transactions with respect to issuers that are resident in the foreign jurisdiction. Nonrefundable non-US taxes will reduce amounts the Fund can distribute to Fund shareholders. The Fund does not expect to qualify to pass through foreign taxes to be used as credits by Fund shareholders.

Backup Withholding. You must furnish to the Trust your properly certified social security or other tax identification number to avoid Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so, or the IRS informs the Trust that your tax identification number is incorrect, the Trust may be required to withhold a percentage (currently 28%) of your taxable distributions and redemption proceeds. You may claim the amount withheld as a credit on your federal income tax return.

See “Taxes” in the Statement of Additional Information for a more extensive discussion of the U.S. federal income tax consequences of owning shares in the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations on December 1, 2011. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions) for a share outstanding throughout the periods presented. The information for the years ended October 31, 2014 and 2013 has been derived from the financial statements audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the period ended October 31, 2012 was audited by other auditors.

	Investor Class				Institutional Class
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Period December 1, 2011 (Commencement) to October 31, 2012		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Period December 1, 2011 (Commencement) to October 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$12.77	$11.43	$10.00		$12.84	$11.46	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)	(0.18)	(0.03)		(0.07)	(0.16)	(0.02)
Net realized and unrealized gain on investments	(0.07)	1.72	1.46		(0.08)	1.74	1.48
Total from Investment Operations	(0.18)	1.54	1.43		(0.15)	1.58	1.46
LESS DISTRIBUTIONS:
From investment income	—	(0.02)	—		—	(0.02)	—
From net realized gains	(0.32)	(0.18)	—		(0.32)	(0.18)	—
Total Distributions	(0.32)	(0.20)	—		(0.32)	(0.20)	—
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)
NET INCREASE (DECREASE) IN NET ASSET VALUE	(0.50)	1.34	1.43		(0.47)	1.38	1.46
NET ASSET VALUE, END OF PERIOD	$12.27	$12.77	$11.43		$12.37	$12.84	$11.46
TOTAL RETURN	(1.50)%	13.67%	14.30	%(c)	(1.25)%	14.01%	14.60	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$146,994	$20,394	$4,031		$932,811	$258,886	$5,453
RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	2.60%	3.05%	10.16	%(e)	2.25%	2.70%	9.44	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.60%	2.72%	1.92	%(e)	2.25%	2.47%	1.67	%(e)
Ratio of net investment loss to average net assets	(0.88)%	(1.45)%	(0.34	)%(e)	(0.51)%	(1.34)%	(0.17	)%(e)
PORTFOLIO TURNOVER RATE	154%	163%	74	%(c)	154%	163%	74	%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Dividend expense on securities sold short and interest expense totaled 1.00% and 1.12%, respectively, of the average net assets for the years ended October 31, and 2014 and 2013, and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.
(e)	Annualized.

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PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;
•	Account History, including information about the transactions and balances in a customer’s account; and
•	Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;
•	The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or
•	The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)	For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

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TO LEARN MORE ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at (855) 296-2866 (collect), by writing the Fund at P.O. Box 13393, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.whiteboxmutualfunds.com.

You can also review and copy the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling (202) 551-8090. You can get copies of these materials, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act File no. 811-22574)

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	Investor Shares	Institutional Shares
Whitebox Market Neutral Equity Fund	WBLSX	WBLFX

PROSPECTUS

January 16, 2015
(supplemented March 5, 2015 and September 1, 2015)

ADVISED BY:
Whitebox Advisors LLC
3033 Excelsior Blvd., Suite 300
Minneapolis, MN 55416

(855) 296-2866
www.whiteboxmutualfunds.com

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest, and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund will invest in derivatives and utilize leverage, each of which involves special risks and may result in losses to the Fund. In view of this, the Fund may be subject to above-average risk.

“Market neutral” refers to the type of investment strategy pursued by the Fund. Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund, or your investment may not perform as well as other investments. There can be no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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SUMMARY INFORMATION

Investment Objective. The investment objective of Whitebox Market Neutral Equity Fund (formerly named Whitebox Long Short Equity Fund) (the “Fund”) is to provide investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally.

Fees and Expenses. The following tables describe the fees and expenses that you may pay if you buy and hold Shares of each Class of the Fund. In addition to Investor Class Shares and Institutional Class Shares, the Fund initially offered a third class of shares named “Advisor Class Shares.” Advisor Class Shares are no longer being offered. Outstanding Advisor Class Shares were converted to Investor Class Shares on January 31, 2014.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.50%	1.50%
Service (12b-1) Fee	0.25%	None
Other Expenses:
Dividend and Interest Expense on Short Sales	1.05%	1.05%
Other Operating Expenses	0.48%	0.48%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses(1)	3.28%	3.03%
Less Fee Waivers and Expense Reimbursements(2)	(0.28)%	(0.28)%
Total Annual Operating Expenses after Fee Waivers and Expense Reimbursements	3.00%	2.75%

(1)	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements. As a result of the Acquired Fund Fees and Expenses not being reflected in the Fund’s financial statements, and due to non-substantive accrual differences and rounding, the information presented in the expense table may differ from that presented in the Financial Highlights.
(2)	The Fund’s investment adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.95% and 1.70% of the Fund’s Investor Class shares and Institutional Class shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This agreement will continue at least through February 28, 2016 (subject to early termination only by the Board of Trustees). The Fund’s investment adviser may recover waived fees and expenses, for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations then in effect and approval of such fees and expenses by the Board of Trustees.

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Shares	Institutional Shares
1 Year	$303	$278
3 Years	$983	$910
5 Years	$1,687	$1,566
10 Years	$3,553	$3,322

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 298% of the average value of its portfolio.

Principal Investment Strategies. In pursuing the Fund’s investment objective, the Adviser will construct a portfolio principally comprised of long and short positions of U.S. listed common stock (including American Depositary Receipts, or “ADRs”). The portfolio will principally include only securities that trade more than $500,000 of equity per day in one of these markets. The Fund intends under normal market conditions to invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. listed common stocks. Although the Fund may invest without limitation in common stock of any market capitalization, the Fund may be invested principally in common stock of small to medium-sized U.S. companies (which the Adviser defines as common stocks of U.S. companies that are eligible for inclusion in the Russell 2000 Index or Russell MidCap Index). The Fund may invest in securities that are not included in the Russell 2000 Index or the Russell MidCap Index.

The Adviser will assimilate information from both quantitative and fundamental analyses to identify equity securities the Adviser believes are undervalued and to determine portfolio allocations. Rather than utilizing predetermined sell targets, the Adviser will actively monitor and re-evaluate the Fund’s investments and will sell a security when the Adviser believes it no longer has adequate potential to generate positive investment returns.

To achieve the Fund’s objective of providing investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally, the Adviser will endeavor to manage the Fund’s portfolio as approximately “beta neutral”. Beta is a measurement of a stock’s expected volatility relative to the market. A stock with a beta of 1 moves approximately in sync with the market, while a stock with a higher beta tends to rise and fall to a greater degree than the overall market, and a stock with a lower beta tends to rise and fall to a lesser degree than the overall market. The Adviser will continually evaluate and, as needed, actively rebalance the Fund’s portfolio to maintain the Fund’s beta in normal market conditions within an approximate range of -0.2 to +0.2. The Adviser believes that this strategy should mitigate the Fund’s exposure to market risk and thereby result in the Fund’s investment returns being more predictable in all markets.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts) and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure.

Although the Adviser believes the Fund’s beta-neutral strategy in normal market conditions will likely result in an approximate balance between long and short positions (with approximately one dollar of short exposure for every dollar of long exposure), the Adviser expects that the Fund will have a net long or net short market exposure at

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any given time. If the Fund’s gross leverage approached 200%, and long and short positions were equally weighted, the Fund would have long exposure approximating 100% of its NAV and short exposure also approximating 100% of its NAV.

The fund may invest in exchange-traded funds (“ETFs”). At the discretion of the Adviser, index ETF securities may be used to hedge the portfolio in lieu of individual stocks that are difficult to borrow, and ETFs may also be used to hedge excess beta exposure. The Adviser anticipates that, in normal market conditions, index hedging will range from 0% to approximately 50% of the short portfolio maintained by the Fund and will over time average approximately 30% of the short portfolio maintained by the Fund.

The Adviser expects that, in normal market conditions, the Fund’s net long or short exposure to any market sector will be less than 20% of the Fund’s NAV. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may have somewhat higher exposure to one or more market sectors; however, the Adviser would not expect the Fund’s exposure to any market sector to exceed 30% of the Fund’s NAV in normal market conditions.

The Investment Company Act of 1940 classifies mutual funds as either diversified or non-diversified. The Fund is a non-diversified mutual fund.

Principal Risks of Investing in the Fund. Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund, or your investment may not perform as well as other investments. There can be no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Set forth below is a summary of the principal risks of investing in the Fund.

•	Active and Frequent Trading Risk. The Fund may engage in active and frequent trading of securities, including short-term trading. The Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser believes that the sale is in the best interest of the Fund (for example, if the Adviser believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.
•	Common Stock Risk. The Fund will invest primarily in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. The Fund seeks to invest in common stock of companies that are undervalued compared to their true worth (value stocks) or that are expected to grow earnings faster than the economy (growth stocks). If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.
•	Derivative Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Risks related to specific types of derivatives are set forth below. When the Fund invests in a derivative as a hedge against a position that the Fund holds or against a market to which the Fund is exposed, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security or market.
•	Total Return Swap Risk. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be

5

considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
•	Credit Default Swap Risk. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. If the Fund sells a credit default swap to another party, the Fund acts as an insurer of the issuer’s obligations under the referenced security and, upon a default, is liable to the Fund’s counterparty for the defaulted amounts.
•	Futures Contract Risk. The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Fund to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.
•	Forward Contract Risk. Investments in forward contracts may increase volatility and be subject to additional market, active management, currency, and counterparty risks as well as liquidity risk if the contract cannot be closed when desired. Instruments purchased on a when-issued or delayed-delivery basis may be subject to risk of loss if they decline in value prior to delivery, or if the counterparty defaults on its obligation.
•	Option Risk. Option transactions in which the Fund expects to engage involve the specific risks described below: the Fund, as writer of an option, may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses on the Fund’s investments in options; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker used by the Fund could present risks for the Fund; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.
•	Counterparty Risk. The Adviser selects and monitors counterparties to derivative contracts based on the relative cost and quality of their services and their creditworthiness and financial strength. Nonetheless, the Fund’s use of derivatives, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions, including the risk of counterparty default. If a swap agreement counterparty defaults on a payment obligation to the Fund, this default may cause the value of an investment in Fund Shares to decrease. The Advisor will endeavor to mitigate

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counterparty risk to the Fund by, among other things, reducing futures contract and swap exposures to certain counterparties and/or seeking alternate or additional counterparties. However, during periods of credit market turmoil or when the aggregate notional exposure needed by the Fund is relatively small (due to the level of the Fund’s net assets or otherwise), the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk.
•	Exchange-Traded Funds Risk. Most ETFs are investment companies and are therefore subject to the same limitations on and the same risks as the Fund. In addition, investments in ETFs have unique characteristics, including but not limited to, the expense structure and additional expenses associated with investing in ETFs. If the Fund acquires shares of ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the underlying ETFs in which the Fund invests. The price of an ETF can fluctuate over a wide range, and the Fund could lose money if the value of the basket of securities owned by the ETF goes down. ETFs have additional risks unique to their structure: the market price of an ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop enough to ensure liquidity, and an ETF may be subject to stock exchange activity such as de-listing and halting of trading activity.
•	Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
•	Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. Selection risk could cause the Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines. These risks are magnified by the Fund’s use of active and frequent trading of securities.
•	Mid-Cap Securities Risk. The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
•	Non-Diversified Status Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. These developments, in turn, may have a greater impact on the Fund’s performance.
•	Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country.
•	Sector Exposure Risk. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may at any given time have exposure to one or more market sectors exceeding 20% of the Fund’s NAV. Such market sector exposure, will result in greater risk to the Fund to the financial, economic, business, and other developments affecting issuers in that sector.

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•	Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless such segregated security is replaced with a security of equal value. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets (to cover borrowings and other financial exposure to which the Fund is subject) could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
•	Short Sales Risk. Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. Short sales involve both costs and risks. The Fund typically will not own the underlying securities that it sells short and must pay the lender interest on the security it borrows, and the risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
•	Small Cap Securities Risk. Small cap or emerging companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies. Securities of small cap and emerging companies may also be more thinly traded and less liquid than securities of larger companies.
•	Strategy Risk. The strategies used by the Fund may fail to achieve the Fund’s investment objective. There is no guarantee that the use of long and short positions will succeed in limit the Fund’s exposure to market movements and other risk factors. Moreover, the strategies used by the Fund may be considered aggressive and speculative. Risks associated with the use of derivatives and leverage include potentially dramatic price changes (including losses) in the value of the Fund’s investments. An investment in the Fund should not be considered a complete investment program and may not be suitable for certain investors.
•	Volatility Risk. The Fund may have investments that increase or decrease in value over short periods of time. This may cause the Fund’s net asset value to experience significant increases or decreases in value over short periods of time.

Performance Information. The Fund is the successor to Whitebox L/S Equity Partners, L.P. (the “Predecessor Fund”), a private investment company managed by the Adviser since June 1, 2004. On November 1, 2012, the Predecessor Fund was reorganized into the Fund, and the Fund assumed all of the Predecessor Fund’s assets and liabilities (including its investment portfolio). The Predecessor Fund’s investment policies, objectives, guidelines and restrictions are in all material respects equivalent to those to be employed by the Fund. The Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or the Code, which if they had been applicable, might have adversely affected its performance.

The following bar chart and table show investment returns of the Predecessor Fund (for periods ending prior to November 1, 2012) and Fund during each reported period; investment returns of the Predecessor Fund have been adjusted to reflect shareholder charges and anticipated operating expenses that investors in Institutional Class Shares bear. Actual Fund fees and expenses will vary based on the Class of Shares purchased, the Fund’s size and other factors. The Predecessor Fund’s and the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance information (including updated performance information) will be available by calling 855-296-2866 or by visiting the Fund’s website at www.whiteboxmutualfunds.com.

The bar chart below shows how the performance for the Predecessor Fund (adjusted to reflect net anticipated operating expenses, as set forth under “Fees and Expenses” above, that investors in Institutional Class Shares will bear) and the Fund (following its commencement of operations) varied from year to year. While the Investor Class shares and Institutional Class shares will have substantially similar annual returns because the shares are invested in the same portfolio of securities, the performance of each Class will differ to the extent that the Classes do not have the same expenses.

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Calendar Year Total Return — Market Neutral Equity Fund Institutional Class Shares

Best Quarter (June 30, 2009): 21.77%
Worst Quarter (December 31, 2008): (13.06)%

The table that follows the bar chart shows how the Predecessor Fund’s and the Fund’s (following its commencement of operations) average annual returns (adjusted to reflect shareholder charges and net anticipated operating expenses that investors in Institutional Class Shares are expected to bear, as set forth under “Fees and Expenses” above), compare with those of two broad measures of market performance. Because the Predecessor Fund did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions, the following table is unable to show after-tax returns for periods prior to commencement of the Fund’s operations. Effective January 31, 2014, the Fund changed the primary benchmark index to which the performance of the Fund is compared from the S&P 500® Index to the S&P 500® Total Return Index. The Fund’s investment adviser recommended the change because the S&P 500® Total Return Index, which reflects the effects of dividend reinvestment, is more comparable to the total return of the Fund. The HFRI EH Equity Market Neutral Index, a benchmark prepared by Hedge Fund Research, Inc., is designed to reflect performance of equity market neutral hedge funds by constructing composites of performance reported by hedge fund managers.

Average Annual Total Returns
(For the periods ended December 31, 2014)

	1 Year Return	5 Year Return	10 Year Return
Return Before Taxes – Institutional Class Shares	0.48%	2.89%	11.99%
Return Before Taxes – Investor Class Shares	0.21%	2.65%	11.71%
Return After Taxes on Distributions – Institutional Class Shares	(2.61)%	2.15%	11.58%
Return After Taxes on Distributions and Sale of Fund Shares – Institutional Class	0.45%	1.96%	9.86%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.39%	13.05%	5.44%
HFRI EH: Equity Market Neutral Index (reflects no deduction for fees, expenses or taxes)	3.87%	2.77%	2.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. In addition, please note that after-tax returns are shown only for the Institutional Class shares and may differ for each share class. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, 401(k)

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plans, corporations, trusts, or other investors that are taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser. The Fund’s investment adviser is Whitebox Advisors LLC of Minneapolis, Minnesota. The Adviser furnishes continuous investment supervision and management to the Fund.

Portfolio Managers. A team composed of Andrew Redleaf, Jason Cross and Paul Karos of the Adviser is responsible for the day-to-day management of the Fund’s investment portfolio. This team is supported by other investment leadership on the Adviser's Investment Committee, including Paul Twitchell and Robert Vogel. Mr. Redleaf founded the Adviser and has served as its Chief Executive Officer since 1999. Messrs. Cross and Karos have served as portfolio managers of the Adviser since 2002 and 2012, respectively. Messrs. Twitchell and Vogel have served as portfolio managers of the Adviser since 2005 and 1999, respectively.

Purchase, Sale and Exchange of Fund Shares. You may purchase, exchange or redeem the Fund shares each day the New York Stock Exchange is open. To purchase, exchange or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 855-296-2866, by mail at P.O. Box 13393, Denver, CO 80201, or by the internet at www.whiteboxmutualfunds.com. Purchasing, selling or exchanging shares by mail could result in unexpected delays. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor Shares	Institutional Shares
Minimum Initial Investment	$5,000 for all accounts except: $1,000 for tax deferred accounts.	No minimum investment for qualifying institutional investors (as described below under “Buying, Exchanging and Redeeming Shares); $5 million for other institutions and individuals.
Minimum Additional Investment	$1,000 for all accounts except: $200 for tax deferred accounts.	No subsequent minimum.

Tax Information. The Fund’s dividends and distributions may be subject to federal and applicable state income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan, you may be subject to federal and applicable state income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to provide investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of Whitebox Mutual Funds (the “Trust”) without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in the Fund’s investment objective.

Principal Investment Strategies

In pursuing the Fund’s investment objective, the Adviser will construct a portfolio principally comprised of long and short positions of U.S. listed common stock. The portfolio will principally include only securities that trade

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more than $500,000 of equity per day in one of these markets. The Fund intends under normal market conditions to invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. listed common stocks (including ADRs). Although the Fund may invest without limitation in common stock of any market capitalization, the Fund may be invested principally in common stock of small to medium-cap companies, which the Adviser defines as common stock of U.S. companies that are eligible for inclusion in the Russell 2000 Index or Russell MidCap Index. The Russell Midcap Index is intended to measure performance of the approximately 800 smallest companies (approximately 31% of total capitalization) in the Russell 1000 Index, with weighted average market capitalization of approximately $12.1 billion, median capitalization of $6.3 billion, and market capitalization of the largest company of approximately $29.9 billion, in each case as of June 30, 2014. The Russell 2000 Index is intended to measure performance of the small-cap segment of the U.S. equity universe, with weighted average market capitalization of approximately $1.8 billion, median capitalization of $751 million, and market capitalization of the largest company of approximately $4.5 billion, in each case as of June 30, 2014. The composition of these indices varies over time, and the methodology used by Russell Investments is subject to change. The Fund may invest in securities that are not included in the Russell 2000 Index or the Russell MidCap Index.

The Adviser will utilize a mix of quantitative and qualitative investment analyses to select securities for the portfolio. The quantitative analysis will rely on multiple proprietary equity models that the Adviser has developed to identify stocks it believes are likely to outperform or underperform the market over a targeted time period. Fundamental analysis will also be used to identify securities with the potential to generate returns in excess of market benchmarks. The Adviser will assimilate information from both quantitative and fundamental analyses to identify equity securities the Adviser believes are undervalued and to determine portfolio allocations. Rather than utilizing predetermined sell targets, the Adviser will actively monitor and re-evaluate the Fund’s investments and will sell a security when the Adviser believes it no longer has adequate potential to generate positive investment returns.

To achieve the Fund’s objective of providing investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally, the Adviser will endeavor to manage the Fund’s portfolio as approximately “beta neutral.” Beta is a measurement of a stock’s expected volatility relative to the market. A stock with a beta of 1 moves approximately in sync with the market, while a stock with a higher beta tends to rise and fall to a greater degree than the overall market, and a stock with a lower beta tends to rise and fall to a lesser degree than the overall market. A negative beta indicates an inverse correlation — that is, a stock with a beta of -1 moves approximately opposite of the market. The Adviser will continually evaluate and, as needed, actively rebalance the Fund’s portfolio to maintain the Fund’s portfolio as approximately beta neutral. Because true beta of a stock or an investment portfolio cannot be directly observed, the beta of the Fund’s portfolio at any time can only be estimated by the Adviser. The goal of the Adviser in normal market conditions will be to manage the Fund’s beta within an approximate range of -0.2 to +0.2. The Adviser believes that this strategy should mitigate the Fund’s exposure to market risk and thereby result in the Fund’s investment returns being more predictable in all markets.

Although the Adviser believes the Fund’s beta-neutral strategy in normal market conditions will likely result in an approximate balance between long and short positions (with approximately one dollar of short exposure for every dollar of long exposure), the Adviser expects that the Fund may have a net long or net short market exposure at any given time. If the Fund’s gross leverage approached 200%, and long and short positions were equally weighted, the Fund would have long exposure approximating 100% of its NAV and short exposure also approximating 100% of its NAV.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts) and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure. When the Fund purchases a total return swap, it agrees

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with the swap counterparty that the Fund will periodically pay a short-term interest rate-based amount and periodically receive (or pay) any appreciation (or depreciation) in the market value of the portfolio of referenced investments. There are two types of options, a put option and a call option. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. When the Fund enters into a futures or forward contract, it agrees to buy or sell a specified security or other asset at a specified price on a specified future date.

The Adviser expects that, in normal market conditions, the Fund’s net long or short exposure to any market sector will be less than 20% of the Fund’s NAV. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may at any given time have somewhat higher exposure to one or more market sectors; however, the Adviser would not expect the Fund’s exposure to any market sector to exceed 30% of the Fund’s NAV in normal market conditions.

The Fund may invest in exchange-traded funds (“ETFs”). ETFs are generally baskets of securities that either replicate or sample an index or a portion of an index. The Investment Company Act of 1940 limits the amount that the Fund may invest in ETFs and other investment companies, prohibiting the Fund from: (i) investing more than 5% of the value of its total assets in the securities of any one investment company; (ii) investing more than 10% of the value of its total assets in the aggregate in securities of investment companies as a group; and (iii) owning more than 3% of the outstanding voting shares of any one investment company. Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Fund may invest in certain ETFs in excess of these limitations, provided the Fund complies with the conditions of the applicable exemptive relief. The Fund may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the Investment Company Act of 1940 are met. At the discretion of the Adviser, index ETF securities may be used to hedge the portfolio in lieu of individual stocks that are difficult to borrow, and ETFs may also be used to hedge excess beta exposure. The Adviser anticipates that, in normal market conditions, index hedging will range from 0% to approximately 50% of the short portfolio maintained by the Fund and will over time average approximately 30% of the short portfolio maintained by the Fund.

Non-Principal Strategies

In addition to the strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

Illiquid/Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (e.g., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. While the Fund is permitted to invest up to 15% of its NAV in illiquid securities, it is generally expected that such investments will make up substantially less than 15% of the portfolio.

Temporary Defensive Strategies. For temporary defensive purposes, the Fund may invest some or all of its assets in high quality money market instruments denominated in U.S. dollars or foreign currencies. Although the Fund will make temporary defensive investments only to the extent that the Adviser believes they present less risk than the Fund’s usual investments, temporary defensive investments may reduce the Fund’s opportunity of meeting its investment objective during temporary periods.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund’s principal risk factors are summarized under “Summary Information — Principal Risks of Investing in the Fund.” This section describes additional risks of investing in the Fund. While the Adviser believes that such additional risks are not as fundamental as those described as “Summary Information — Principal Risks of Investing in the Fund,” prospective investors should review such additional risks as well to better understand the overall risks of investing in the Fund.

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The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any investment fund, there can be no guarantee that the Fund will meet its investment objective or that its performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Cash Positions. The Fund may not always stay fully invested. For example, when the Fund’s portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash position may increase. In other words, cash generally is a residual — it represents the asset that remains after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash increases, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. The Adviser expects that, in normal market conditions, the Fund’s cash position will represent less than 5% of the net asset value of the Fund.

Expense Risk. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment Style Risk. Investment styles may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Securities Lending Risk. The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.

MANAGEMENT

Whitebox Mutual Funds is organized as a Delaware statutory trust. The Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.

The Fund’s investment adviser is Whitebox Advisors LLC, a Delaware limited liability company formed in 1999. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel. The Adviser’s address is 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416.

Until the launch of Whitebox Mutual Funds in December 2011, the Adviser’s management services have been available to a limited set of private investment companies and separately managed accounts. The Adviser and its affiliates had approximately $4.42 billion in assets under management as of September 30, 2014.

The Adviser was established by Andrew Redleaf, its founder and Chief Executive Officer. Mr. Redleaf was a Founding Partner of Deephaven Capital Management. While at Deephaven, Mr. Redleaf managed the Market Neutral Fund from 1994 to 1998. From 1980 to 1994, Mr. Redleaf was an options trader at the CBOE. Prior to his experience at the CBOE, he spent two years as an options trader with Gruntal & Company. Mr. Redleaf graduated from Yale University in three years with a BA and MA in Mathematics and was recognized as the top mathematics student of his graduating year in 1978.

The Fund pays an investment advisory fee to the Adviser for managing the Fund’s assets based on the Fund’s average daily net assets. The Fund pays the Adviser an investment advisory fee equal to 1.50% of the Fund’s average daily net assets.

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Taking into account the contractual expense limitations described below, during the fiscal year ended October 31, 2014, the net advisory fee paid to the Adviser was 1.22% of the average daily net assets of each Class of the Fund’s shares.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than percentages referenced in the table below for each Class of the Fund’s Shares, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This arrangement will continue at least through February 28, 2016. The Adviser may recover waived fees and expenses for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations in effect at the time of the waiver and approval of such fees and expenses by the Board of Trustees.

	Investor Shares	Institutional Shares
Contractual Expense Limitation	1.95%	1.70%

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s current Advisory Agreement with the Adviser is available in the Fund’s semi-annual report to shareholders.

Portfolio Managers

A team composed of Andrew Redleaf (see biography above), Jason Cross and Paul Karos of the Adviser is responsible for the day-to-day management of the Fund’s investment portfolio.

Dr. Jason Cross. Dr. Jason Cross joined the Adviser in 2001. As the Head of Equity, Dr. Cross oversees Long/Short Equity strategies. Prior to joining Whitebox, Dr. Cross spent two years working with Nobel Laureate Myron Scholes at Oak Hill Platinum Partners where he developed quantitative models for long/short equity strategies. Dr. Cross received a BS (Hon) in Mathematics and Statistics in 1993 from the University of British Colombia, a PhD in Statistics from Yale University in 1999 and an MBA from the University of Chicago in 2007. His dissertation was published in the Journal of Mathematical Finance.

Paul Karos. Paul Karos joined the Adviser in 2012 and is a Portfolio Manager. He has more than 30 years of experience in the equity markets and is currently focused on a combination of quantitative and qualitative equity analysis. He was formerly the Founder and Senior Portfolio Manager of Aplos Advisors, a Minneapolis-based investment advisor. In the 1990s, Institutional Investor ranked Mr. Karos, then a Managing Director at Credit Suisse First Boston, the number one airline equity analyst in the world for five straight years. He was known for thought-provoking, leading edge industry and company financial analysis. Mr. Karos was President of Piper Jaffray’s Equity Capital Markets Division from 1998 to 2002, where he was responsible for the investment banking, equity research, sales and trading businesses. Under his leadership, Piper Jaffray established national brand status. Mr. Karos received a BS in Finance from the Carlson School of Management at the University of Minnesota in 1984.

This team is supported by other investment leadership on the Adviser’s Investment Committee, including Paul Twitchell and Robert Vogel.

Paul Twitchell. Paul Twitchell joined the Adviser in 2005. As the Head of Event, Mr. Twitchell oversees the Event strategies. Mr. Twitchell started at Whitebox as a senior trader, trading convertibles, options and capital structure opportunities. He was promoted to Whitebox’s Head of Event Strategies in 2010. Before joining Whitebox, Mr. Twitchell was employed at EBF & Associates for more than seven years where he managed a convertible bond portfolio. Mr. Twitchell began his career with Cargill, Inc. in 1992 assisting the North American, European and Emerging Market trading desks. He spent time on the mortgage desk and assisted in the development of the North American sovereign debt arbitrage desk with a focus on U.S. and Canadian fixed income arbitrage. He received a BA in Elective Studies from St. Cloud State University in 1995.

Robert Vogel. Robert Vogel joined the Adviser shortly after the firm was founded in 1999. As the Head of Corporate Credit and Relative Value, Mr. Vogel oversees the Relative Value and Fixed Income strategies. Prior to joining Whitebox, Mr. Vogel worked for EBF & Associates from 1996 to 1999. His team was responsible for

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managing a $200 million U.S. convertible bond book. Prior to joining EBF & Associates, he worked as an actuary and ran statistical models to estimate insurance reserves at KPMG. Mr. Vogel received a BS in Applied Mathematics and Statistics from the University of Florida in 1991 and an MBA from the University of Minnesota in 1997.

The Fund’s Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of the Fund for which each manager is responsible.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Administrator

Pursuant to an Administration, Bookkeeping and Pricing Services Agreement ALPS Fund Services, Inc. (an affiliate of ALPS Distributors, Inc.) (the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. The Administrator has agreed to: assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by it; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare certain reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

Distributor

ALPS Distributors, Inc. (an affiliate of the Administrator) (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor as agent for the Fund, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agent

The Administrator, pursuant to a Transfer Agency and Service Agreement, also serves as Transfer Agent for the Fund. As transfer agent, the Administrator, among other things, has agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts. Under the Transfer Agency and Service Agreement, the Administrator receives from the Fund an annual minimum fee and/or a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

BUYING, EXCHANGING AND REDEEMING SHARES

The Fund currently offers Investor Class and Institutional Class shares. Each share class of the Fund represents an investment in the same portfolio of securities.

Investor Class and Institutional Class shares are available to the general public. Institutional Class shares are available only to (i) certain institutional investors (as described below under “— Investment Minimums”) without any minimum investment and (ii) other investors (and certain groups of investors, described below) who are able to make an initial investment of at least $5 million. You should generally purchase Institutional Class Shares if you are a qualifying institutional investor or can afford the minimum initial investment of at least $5 million. Otherwise, you will be ineligible to purchase Institutional Class Shares, and must purchase Investor Class Shares instead.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

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Services (12b-1) Plan for Investor Class Shares

The Fund has adopted a plan of distribution for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

The Plan allows the Fund to use Investor Class assets to pay fees in connection with the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares as their funding medium and for related expenses.

The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Payments to Financial Intermediaries

The Adviser may also make payments for distribution and/or shareholder servicing activities out of its own legitimate profits. The Adviser may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are paid currently by the Adviser to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, such fees may increase.

Investment Minimums

The Fund offers investors two Classes of shares: Investor Class and Institutional Class shares. The minimum investment in Investor Class shares is $1,000 for tax-deferred accounts and $5,000 for other accounts. There is no investment minimum for qualifying investments by certain institutional investors in Institutional Class shares (as described below); otherwise, the minimum investment in Institutional Class shares is $5 million. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Subsequent investments in Investor Class Shares may be made in amounts of at least $200 for tax-deferred accounts and $1,000 for other accounts. There is no subsequent investment minimum for Institutional Class shares.

Institutional Class Shares are offered without any minimum initial investment to the following types of qualifying institutional investors:

1.	Broker-dealers, registered investment advisers, insurance companies, trust institutions or bank trust departments purchasing for their own account or for the account of other institutional investors;

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2.	Managed account programs that charge an asset-based fee provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust departments;
3.	Employee benefit plans investing through an investment adviser, a broker-dealer or another financial intermediary;
4.	Any state, county, or city, or any governmental instrumentality, department, authority or agency;
5.	Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization; and
6.	Insurance company separate accounts;
7.	Health savings account programs provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;
8.	Other institutions and intermediaries approved by the Fund’s distributor; and
9.	Officers, directors and employees of the Adviser and its affiliates; trustees, officers and service providers of the Trust and the Fund; registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser; and immediate family members of such persons.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order for your purchase, redemption or exchange to receive that day’s price, the applicable Fund or your Servicing Agent (defined below) must receive the purchase, redemption or exchange request in good order before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). Orders so received by the Fund or a Servicing Agent prior to the close of trading on the NYSE will receive the net asset value computed as of the close of the trading on the NYSE. The Fund considers a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature.

The Fund enters into agreements with retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries (collectively, “Servicing Agents” and each a “Servicing Agent”) that authorize such Servicing Agents to accept purchase, redemption and exchange orders on behalf of the Fund as the Fund’s agents. Except with respect to certain sales of Institutional Class shares to qualifying institutional investors and sales of Investor Class Shares to certain accounts associated with the Adviser, the Trust or its service providers, investors may not purchase, exchange or redeem shares of the Fund directly. Shares may be purchased, exchanged or redeemed only through Servicing Agents. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account.

Please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses. In any event, a purchase, redemption or exchange request received by a Servicing Agent in good order prior to the close of trading on the NYSE is entitled to receive the offering price computed as of the close of the trading on the NYSE.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Neither Investor Class Shares nor Institutional Class shares charge an initial sales load.

Exchanging Shares

You may exchange shares of one Fund for shares of the same class of the other Fund.

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Exchanges must meet the minimum investment requirements described in “Investment Minimums” above. Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of the Fund are generally not considered a taxable transaction.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request, together with properly completed and duly executed documents, is received by the Fund, the Distributor or your financial intermediary. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets).

However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be liquid securities valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Shareholder receiving an in-kind distribution of securities may have difficulty selling such securities, will bear the costs of selling such securities and will bear the market risk of owning such securities until they can be sold.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund requires that Institutional Class investors subject to the $5 million minimum investment amount shares maintain a minimum account balance of not less than $1 million. If such an Institutional Class shareholder’s account balance drops below $1 million, such shareholder will be notified and will be given the opportunity to add to its account, exchange its Institutional Class shares for Investor Class shares or redeem the remaining shares in its account. The Fund does not impose any other account minimums. The Fund may adopt other policies requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

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Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. Any such rejection would occur on the business day the purchase order is received, and the potential purchaser would receive notice within three business days. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. (Please note that similar policies do not apply to redemptions.)

The Fund discourages and does not as a practice accommodate such frequent purchases and redemptions. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. Under such procedures, the valuation of the securities of the Fund is determined by the Adviser, acting in good faith by and under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other

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objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Fund is permitted to invest in securities for which market quotations may not be readily available or may be unreliable, the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund intends to distribute to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from the Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

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TAXES

The following discussion of U.S. and non-U.S. taxation applies only to U.S. shareholders who holds shares as capital assets and not in a tax-deferred account and is not intended to be a full discussion of income tax laws and their effect. You should consult your own tax advisor.

Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. To the extent that the Fund qualifies for treatment as a regulated investment company, it will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner.

Taxes on Transactions. When you redeem shares, you will recognize a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state or locality.

Exchanges. If you perform an exchange transaction, it may be considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Distributions. Distributions from current and accumulated tax earnings and profits of investment income and net short-term capital gains are taxable as ordinary income except as noted below. Distributions out of tax earnings and profits of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Although the Fund will not be taxed on amounts it distributes, distributions will be taxable to you whether received in cash or reinvested in Fund shares, unless you hold your Fund shares in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules and you should consult your tax advisor about which tax rules will apply to your investment.

The Trust will send you an annual statement to advise you as to the source of your distributions for tax purposes.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., distributions also may be taxed by the country in which you reside. Distributions are taxable whether you take them in cash or reinvest them in additional shares.

Distributions may be taxed as ordinary income, dividend income, or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance. Distributions of net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Fund shares. If you purchase shares at a time when the Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

Taxes on Redemptions. You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss. You should be aware that an exchange of shares in a Fund for shares in other funds is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.

Every January, the Fund will send you and the IRS a statement (a Substitute Form 1099) showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.

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Average Cost Calculation. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, the Fund provides you with an average cost statement with your 1099 tax form. This average cost statement is based on transaction activity in an account for the period during which you held the account directly with the Fund.

Buying Into a Distribution. Purchasing the Fund’s shares in a taxable account shortly before a distribution by the Fund is sometimes called “buying into a distribution.” You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund. The Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Shares earlier in the year, for example), and you incur the full tax liability on the distribution.

Non-U.S. Income Taxes. Interest and dividends received by the Fund from investment in non-US securities may be reduced at the source of payment by withholding taxes or otherwise subject to unfavorable tax rates. In addition, certain non-US jurisdictions may tax gains realized on securities transactions with respect to issuers that are resident in the foreign jurisdiction. Nonrefundable non-US taxes will reduce amounts the Fund can distribute to Fund shareholders. The Fund does not expect to qualify to pass through foreign taxes to be used as credits by Fund shareholders.

Backup Withholding. You must furnish to the Trust your properly certified social security or other tax identification number to avoid Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so, or the IRS informs the Trust that your tax identification number is incorrect, the Trust may be required to withhold a percentage (currently 28%) of your taxable distributions and redemption proceeds. You may claim the amount withheld as a credit on your federal income tax return.

See “Taxes” in the Statement of Additional Information for a more extensive discussion of the U.S. federal income tax consequences of owning shares in the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations on November 1, 2012. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions) for a share outstanding throughout the period presented. This information has been derived from the financial statements audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

	Investor Class		Institutional Class
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013(a)	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.62	$10.00	$10.64	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income (loss)(b)	(0.24)	(0.11)	(0.21)	(0.06)
Net realized and unrealized gain on investments	0.50	0.73	0.51	0.70
Total from Investment Operations	0.26	0.62	0.30	0.64
LESS DISTRIBUTIONS:
From investment income	—	—	—	—
From net realized gains	(0.22)	—	(0.22)	—
Total distributions	(0.22)	—	0.22	—
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
NET INCREASE IN NET ASSET VALUE	0.04	0.62	0.08	0.64
NET ASSET VALUE, END OF PERIOD	$10.66	$10.62	$10.72	$10.64
TOTAL RETURN	2.44%	6.20%	2.82%	6.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$18,207	$1,211	$64,924	$22,253
RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	3.28%	4.04%	3.06%	3.82%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	3.00%	2.03%	2.75%	1.78%
Ratio of net investment income (loss) to average net assets	(2.24)%	(1.12)%	(1.92)%	(0.56)%
PORTFOLIO TURNOVER RATE	298%	351%	298%	351%

(a)	The Fund commenced operations on November 1, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Dividend expense on securities sold short and interest expense totaled 1.05% and 0.08% (annualized), respectively, of the average net assets for the period ended October 31, 2014 and 2013.

23

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;
•	Account History, including information about the transactions and balances in a customer’s account; and
•	Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;
•	The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or
•	The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)	For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

24

TO LEARN MORE ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 855-296-2866, by writing the Fund at P.O. Box 13393, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.whiteboxmutualfunds.com.

You can also review the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act File no. 811-22574)

25

	Investor Shares	Institutional Shares
Whitebox Tactical Advantage Fund (formerly named Whitebox Tactical Income Fund)	WBIVX	WBINX

PROSPECTUS

January 16, 2015
(supplemented March 5, 2015 and September 1, 2015)

ADVISED BY:
Whitebox Advisors LLC
3033 Excelsior Blvd., Suite 300
Minneapolis, MN 55416

(855) 296-2866
www.whiteboxmutualfunds.com

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest, and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund may invest in derivatives and utilize leverage, each of which involves special risks and may result in losses to the Fund. In view of this, the Fund may be subject to above-average risk.

SUMMARY INFORMATION

Investment Objective. The investment objective of Whitebox Tactical Advantage Fund (formerly named Whitebox Tactical Income Fund) (the “Fund”) is to produce a high level of total return, comprised of current income and capital appreciation.

Fees and Expenses. The following table describes the fees and expenses that you may pay if you buy and hold shares of each Class of the Fund.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.92%	0.92%
Distribution and Service (12b-1) Fee	0.25%	None
Other Expenses:
Dividend and Interest Expense on Short Sales	0.41%	0.41%
Other Operating Expenses	2.31%	2.31%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	3.90%	3.65%
Less Fee Waivers and Expense Reimbursements(2)	(1.96)%	(1.96)%
Total Annual Operating Expenses after Fee Waivers and Expense Reimbursements	1.94%	1.69%

(1)	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements. As a result of the Acquired Fund Fees and Expenses not being reflected in the Fund’s financial statements, and due to non-substantive accrual differences and rounding, the information presented in the expense table may differ from that presented in the Financial Highlights.
(2)	The Fund’s investment adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.52% and 1.27% of the Fund’s Investor Class shares and Institutional Class shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This agreement will continue at least through February 28, 2016 (subject to early termination only by the Board of Trustees). The Fund’s investment adviser may recover waived fees and expenses for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations in effect at the time of the waiver and approval of such fees and expenses by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the three-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Shares	Institutional Shares
1 Year	$197	$172
3 Years	$1,009	$936
5 Years	$1,839	$1,720
10 Years	$3,994	$3,774

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies. The Adviser seeks to achieve the Fund’s investment objective by selecting portfolio investments from a broad spectrum of fixed-income and other current income-producing securities. The Fund may invest without limitation in bills, notes, bonds, debentures and other fixed income securities of U.S. (federal, state and local) and foreign governments, government agencies and U.S. and foreign private issuers. The Fund may invest in issuers across all sectors and industries, and in issuers at any market capitalization. The types of private issuers in which the Fund may invest are corporations, trusts, general partnerships, limited partnerships, master limited partnerships and other legal forms. The Fund may also invest in many forms of securities and other interests, including common and preferred equity securities, debt securities, loans, structured securities and derivatives. The Fund may also invest without limitation in other income-producing securities, including dividend paying common, convertible and preferred stocks and securities of real estate investment trusts. In managing the Fund’s investment portfolio, the Adviser will not be constrained by any requirements to manage the Fund in relation to or against any market indices. The Fund will not be required to observe any asset class diversification requirements, and, from time to time, the Fund’s portfolio may be focused in a limited number of such asset classes.

The Adviser will seek to achieve the Fund’s investment objective in three primary, interrelated ways: (1) dynamically allocating the Fund’s investment portfolio among the broad spectrum of permissible income generating investments based on the Adviser’s assessment of the investment prospects for each such asset class; (2) seeking to invest in the best investments within each selected asset class by performing thorough bottom-up research of prospective investments; and (3) seeking, from time to time, to hedge against industry, credit, durational and other risks in the Fund’s typically long-biased portfolio, primarily with the use of short sales and derivatives, described below.

The Fund may invest in fixed-income securities ranging from short-term to long-term in duration. The average duration in the fixed-income portion of the Fund’s portfolio at any time will depend on the Adviser’s assessment of interest rates and of market risk generally. The Adviser expects that the Fund’s average portfolio duration will vary, depending on the Adviser’s assessment of relevant markets and economies, from negative 3 years to positive 8 years. Duration is a mathematical measure of a security’s or portfolio’s price sensitivity to changes in interest rates. The longer the duration, the more sensitive the security or portfolio will be to changes in interest rates. Duration is not necessarily equal to maturity. Maturity measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are likely affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).

The Fund may invest without limitation in commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured by either commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), asset-backed securities (securities that are backed by automobile loans, credit card receivables, student loans, manufactured housing loans, aircraft and other equipment leases or trade receivables, including collateralized debt obligations), corporate bonds and municipal securities. These investments may also include interest-only, principal-only and residual classes of such securities.

The Fund may invest without limitation in non-investment grade, high-yield securities (commonly referred to as “junk bonds”). However, the Fund may not invest in securities rated lower than Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Adviser to be of comparable quality. Such securities may be in or near default. In the event of adverse business, financial, or economic conditions, the issuers of junk bonds may not have the financial capacity to meet their obligations to pay principal and interest.

The Fund may invest without limitation in derivatives, such as options, forward and futures contracts and swaps. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund also may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts, or by using other investment techniques, such as buy backs and dollar rolls.

The Adviser intends to regularly monitor and re-evaluate the Fund’s investments and will sell a security when the Adviser believes it no longer has adequate potential to generate positive investment returns. This may occur, for example, when a security becomes repriced by the market such that the market price is no longer representative of the value that the Adviser ascribed to the security when it was originally purchased, an event occurs affecting the issuer that adversely affects the value of the security, or the Adviser determines to shift the Fund’s investment focus from one asset class to another.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts) and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure.

The Fund may invest in exchange-traded funds (“ETFs”). ETFs are generally baskets of securities that either replicate or sample an index or a portion of an index. The Investment Company Act of 1940 and certain exemptive orders in which the Funds participate limit the amount that the Fund may invest in ETFs and other investment companies.

The Investment Company Act of 1940 classifies mutual funds as either diversified or non-diversified. The Fund is a non-diversified mutual fund.

Principal Risk Factors

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund, or your investment may not perform as well as other investments. There can be no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Set forth below is a description of the principal risks of investing in the Fund.

Active and Frequent Trading Risk. The Fund may engage in active and frequent trading of securities, including short-term trading. The Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser believes that the sale is in the best interest of the Fund (for example, if the Adviser believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than if the Fund did not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolios may also be affected.

Collateralized Debt Obligations (CDOs) Risk. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may not be adequate to ensure payment, particularly with respect to financial collateral (such as credit card receivables) or in the event of default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid securities.

Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. The issuer of a convertible security may not be able to pay interest or dividends when due, and their market value may change based on actual or perceived changes in the issuer’s creditworthiness. Convertible securities are also subject to the same types of risk that apply to the underlying common stock. The Fund may be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return and result in investment losses.

Corporate Loans Risk. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Debt Securities Risk. Debt securities are subject to the risk that the borrower will not make timely payments of principal and interest. Actual or perceived changes in an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The value of a debt security may fall when interest rates rise. The market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Derivative Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Risks related to specific types of derivatives are set forth below. When the Fund invests in a derivative as a hedge against a position that the Fund holds or against a market to which the Fund is exposed, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security or market.

Total Return Swap Risk. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Risk. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. If the Fund sells a credit default swap to another party, the Fund acts as an insurer of the issuer’s obligations under the referenced security and, upon a default, is liable to the Fund’s counterparty for the defaulted amounts.

Futures Contract Risk. The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Fund to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Forward Contract Risk. Investments in forward contracts may increase volatility and be subject to additional market, active management, currency, and counterparty risks as well as liquidity risk if the contract cannot be closed when desired. Instruments purchased on a when-issued or delayed-delivery basis may be subject to risk of loss if they decline in value prior to delivery, or if the counterparty defaults on its obligation.

Option Risk. Option transactions in which the Fund expects to engage involve the specific risks described below: the Fund, as writer of an option, may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses on the Fund’s investments in options; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker used by the Fund could present risks for the Fund; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Counterparty Risk. The Adviser selects and monitors counterparties to derivative contracts based on the relative cost and quality of their services and their creditworthiness and financial strength. Nonetheless, the Fund’s use of derivatives, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions, including the risk of counterparty default. If a swap agreement counterparty defaults on a payment obligation to the Fund, this default may cause the value of an investment in Fund Shares to decrease. The Advisor will endeavor to mitigate counterparty risk to the Fund by, among other things, reducing futures contract and swap exposures to certain counterparties and/or seeking alternate or additional counterparties. However, during periods of credit market turmoil or when the aggregate notional exposure needed by the Fund is relatively small (due to the level of the Fund’s net assets or otherwise), the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk.

Exchange-Traded Funds Risk. Most ETFs are investment companies and are therefore subject to the same limitations on and the same risks as the Fund. In addition, investments in ETFs have unique characteristics, including but not limited to, the expense structure and additional expenses associated with investing in ETFs. If the Fund acquires shares of ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the underlying ETFs in which the Fund invests. The price of an ETF can fluctuate over a wide range, and the Fund could lose money if the value of the basket of securities owned by the ETF goes down. ETFs have additional risks unique to their structure: the market price of an ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop enough to ensure liquidity, and an ETF may be subject to stock exchange activity such as de-listing and halting of trading activity.

Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Fund’s portfolio. The value of equity securities could decline if the financial condition of the issuing companies decline or if factors that affect a particular industry or the overall market and economic conditions deteriorate. Equity securities are subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income and liquidation payments. See also “Convertible Securities Risk.”

Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

Junk Bond Risk. Junk bonds are high risk investments that may cause income and principal losses for the Fund. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds, and claims of other creditors may have priority over the claims of junk bond holders. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. Junk bonds may be less liquid than higher rated fixed-income securities. Investors in junk bonds may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Master Limited Partnership Risk. Investments in securities of a Master Limited Partnership (MLP) involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage- and asset-backed securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities.

These risks include:

Interest-Only Securities. The yield to maturity of interest-only classes of stripped mortgage-backed securities, which receives only the interest from the mortgage assets, is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and accelerated prepayments (which typically occur during periods of falling interest rates) can have a material adverse effect on the Fund’s yield to maturity from these securities. Interest-only securities subject their holders to a loss (including a possible total loss) in value to the extent that the underlying mortgages are prepaid.

Principal-Only Securities. Like zero-coupon securities, principal-only classes of stripped mortgage-backed securities are priced and traded at a discount from par value, rising to par at maturity. The duration of such securities will increase, and their returns will decrease, in periods of rising interest rates, which typically slow prepayments.

Reverse Mortgages. Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.

CMO Residuals. The yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. CMO residuals subject their holders to a loss (including a possible total loss) in value to the extent that the underlying mortgages are prepaid.

Insufficiency of Collateral. The collateral securing mortgage- and asset-backed securities may not be adequate to ensure payment of the issuer’s obligations.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Tax-Exempt Status. The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

New Fund Risk. The Fund is recently-formed. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Diversified Status Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. These developments, in turn, may have a greater impact on the Fund’s performance.

Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country. Certain of the Fund’s foreign investments may be denominated in non-U.S. currencies. The value of these investments and the net income available for distribution may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment/Extension Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Real Estate Related Securities Risk. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. With respect to investments in real estate investment trusts (REITs), the Fund’s shareholders will bear a proportionate share of fees and expenses of the underlying REIT investments. Such fees and expenses are in addition to the fees and expenses reflected in the Fund’s fee and expense tables. It is expected that less than 10% of the Fund’s assets will be exposed, through the Fund’s investment in REITs, to subprime mortgages, reverse mortgages and negative amortization mortgages.

Short Sales Risk. Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. Short sales involve both costs and risks. The Fund typically will not own the underlying securities that it sells short and must pay the lender interest on the security it borrows, and the risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Such “naked” short sales expose the Fund to potentially unlimited losses. Government actions also may affect the Fund’s ability to engage in short selling.

Treasury Obligations Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

U.S. Government Mortgage-Related Securities Risk. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Volatility Risk. The Fund may have investments that increase or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or decreases in value over short periods of time.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning securities that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Performance Information. Performance information for the Fund will be provided once it has investment returns for a full calendar year. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Investment Adviser. The Fund’s investment adviser is Whitebox Advisors LLC of Minneapolis, Minnesota.

Portfolio Managers. The Fund is managed by Andrew Redleaf and Pete Wiley. This team is supported by other investment leadership on the Adviser’s Investment Committee, including Paul Twitchell, Dr. Jason Cross and Robert Vogel. Mr. Redleaf founded the Adviser and has served as its Chief Executive Officer since 1999. Mr. Wiley has served as a portfolio manager with the Adviser since 2003. Messrs. Twitchell, Cross and Vogel have served as portfolio managers of the Adviser since 2005, 2002 and 1999, respectively.

Purchase, Sale and Exchange of Fund Shares. You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open. To purchase, exchange or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 855-296-2866, by mail at P.O. Box 13393, Denver, CO 80201, or by the internet at www.whiteboxmutualfunds.com. Purchasing, selling or exchanging shares by mail could result in unexpected delays. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor Shares	Institutional Shares
Minimum Initial Investment	$5,000 for all accounts except: $1,000 for tax deferred accounts.	No minimum initial investment for qualifying institutional investors (as described below under “Buying, Exchanging and Redeeming Shares); $5 million for other institutions and individuals.
Minimum Additional Investment	$1,000 for all accounts except: $200 for tax deferred accounts.	No subsequent minimum.

Tax Information. The Fund intends to make distributions that are taxable to you as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan, you may be subject to federal and applicable state income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The investment objective of the Fund is to produce a high level of total return, comprised of current income and capital appreciation.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of Whitebox Mutual Funds (the “Trust”) without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in the Fund’s investment objective.

Principal Investment Strategies

The Adviser seeks to achieve the Fund’s investment objective by selecting portfolio investments from a broad spectrum of fixed-income and other current income-producing securities. The Fund may invest without limitation in bills, notes, bonds, debentures and other fixed income securities of U.S. (federal, state and local) and foreign governments, government agencies and U.S. and foreign private issuers. The Fund may invest in issuers across all sectors and industries, and in issuers at any market capitalization. The types of private issuers in which the Fund may invest are corporations, trusts, general partnerships, limited partnerships, master limited partnerships and other legal forms. The Fund may also invest in many forms of securities and other interests, including common and preferred equity securities, debt securities, loans, structured securities and derivatives. The Fund may also invest without limitation in other income-producing securities, including dividend paying common, convertible and preferred stocks and securities of real estate investment trusts. In managing the Fund’s investment portfolio, the Adviser will not be constrained by any requirements to manage the Fund in relation to or against any market indices. The Fund will not be required to observe any asset class diversification requirements, and, from time to time, the Fund’s portfolio may be focused in a limited number of such asset classes.

The Adviser will seek to achieve the Fund’s investment objective in three primary, interrelated ways: (1) dynamically allocating the Fund’s investment portfolio among the broad spectrum of permissible income generating investments based on the Adviser’s assessment of the investment prospects for each such asset class; (2) seeking to invest in the best investments within each selected asset class by performing thorough bottom-up research of prospective investments; and (3) seeking, from time to time, to hedge against industry, credit, durational and other risks in the Fund’s typically long-biased portfolio, primarily with the use of short sales and derivatives, described below.

The Fund may invest in fixed-income securities ranging from short-term to long-term in duration. The average duration in the fixed-income portion of the Fund’s portfolio at any time will depend on the Adviser’s assessment of interest rates and of market risk generally. The Adviser expects that the Fund’s average portfolio duration will vary, depending on the Adviser’s assessment of relevant markets and economies, from negative 3 years to positive 8 years. Duration is a mathematical measure of a security’s or portfolio’s price sensitivity to changes in interest rates. The longer the duration, the more sensitive the security or portfolio will be to changes in interest rates. Duration is not necessarily equal to maturity. Maturity measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are likely affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities). The value of a fixed-income portfolio with positive duration will decline if interest rates increase and will increase if interest rates decrease. The Adviser also may seek to achieve negative duration, likely through the use of derivatives, such as futures contracts and total return swaps. The value of fixed-income portfolios with negative duration will generally increase as interest rates increase, and will generally decrease as interest rates decrease.

The Fund may invest without limitation in commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured by either commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), asset-backed securities (securities that are backed by automobile loans, credit card receivables, student loans, manufactured housing loans, aircraft and other equipment leases or trade receivables, including collateralized debt obligations), corporate bonds and municipal securities. These investments may also include interest-only, principal-only and residual classes of such securities.

The Fund may invest without limitation in non-investment grade, high-yield securities (commonly referred to as “junk bonds”). However, the Fund may not invest in securities rated lower than Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Adviser to be of comparable quality. Such securities may be in or near default. In the event of adverse business, financial, or economic conditions, the issuers of junk bonds may not have the financial capacity to meet their obligations to pay principal and interest.

The Fund may invest without limitation in derivatives, such as options, forward and futures contracts and swaps, subject to limitations described in this prospectus or in the Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund also may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts, or by using other investment techniques, such as buy backs and dollar rolls.

The Adviser intends to regularly monitor and re-evaluate the Fund’s investments and will sell a security when the Adviser believes it no longer has adequate potential to generate positive investment returns. This may occur, for example, when a security becomes repriced by the market such that the market price is no longer representative of the value that the Adviser ascribed to the security when it was originally purchased, an event occurs affecting the issuer that adversely affects the value of the security, or the Adviser determines to shift the Fund’s investment focus from one asset class to another.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts) and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure.

The Fund may invest in exchange-traded funds (“ETFs”). ETFs are generally baskets of securities that either replicate or sample an index or a portion of an index. The Investment Company Act of 1940 limits the amount that the Fund may invest in ETFs and other investment companies, prohibiting the Fund from: (i) investing more than 5% of the value of its total assets in the securities of any one investment company; (ii) investing more than 10% of the value of its total assets in the aggregate in securities of investment companies as a group; and (iii) owning more than 3% of the outstanding voting shares of any one investment company. Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Fund may invest in certain ETFs in excess of these limitations, provided the Fund complies with the conditions of the applicable exemptive relief. The Fund may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the Investment Company Act of 1940 are met.

The Investment Company Act of 1940 classified mutual funds as either diversified or non-diversified. The Fund is a non-diversified mutual fund.

Non-Principal Strategies

In addition to the strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

Illiquid/Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

Temporary Defensive Strategies. For temporary defensive purposes, the Fund may invest some or all of its assets in high quality money market securities denominated in U.S. dollars or foreign currencies. Although the Fund will make temporary defensive investments only to the extent that the Adviser believes they present less risk than the Fund’s usual investments, temporary defensive investments may reduce the Fund’s opportunity of meeting its investment objective during temporary periods.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund’s principal risk factors are described under “Summary Information — Principal Risks of Investing in the Fund.” This section describes additional risks of investing in the Fund. While the Adviser believes that such additional risks are not as fundamental as those described as “Summary Information —  Principal Risks of Investing in the Fund,” prospective investors should review such additional risks as well to better understand the overall risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any investment fund, there can be no guarantee that the Fund will meet its investment objective or that its performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Cash Positions Risk. The Fund may not always stay fully invested. For example, when the Fund’s portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund’s cash position may increase. In other words, cash generally is a residual in that it represents the asset that remains after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash increases, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested.

Emerging Markets Risk. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Expense Risk. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Securities Lending Risk. The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Small Cap and Emerging Growth Securities Risk. Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.

MANAGEMENT

Whitebox Mutual Funds is organized as a Delaware statutory trust. The Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.

The Fund’s investment adviser is Whitebox Advisors LLC, a Delaware limited liability company formed in 1999. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel. The Adviser’s address is 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416.

Prior to the launch of Whitebox Mutual Funds in December 2011, the Adviser’s management services had been available to a limited set of private investment companies and separately managed accounts. The Adviser and its affiliates had approximately $4.42 billion in assets under management as of September 30, 2014.

The Adviser was established by Andrew Redleaf, its founder and Chief Executive Officer. Mr. Redleaf was a Founding Partner of Deephaven Capital Management. While at Deephaven, Mr. Redleaf managed the Market Neutral Fund from 1994 to 1998. From 1980 to 1994, Mr. Redleaf was an options trader at the CBOE. Prior to his experience at the CBOE, he spent two years as an options trader with Gruntal & Company. Mr. Redleaf graduated from Yale University in three years with a BA and MA in Mathematics and was recognized as the top mathematics student of his graduating year in 1978.

The Fund pays an investment advisory fee to the Adviser for managing the Fund’s assets based on the Fund’s average daily net assets. The Fund pays the Adviser an investment advisory fee equal to 0.92% of the Fund’s average daily net assets.

Taking into account the contractual expense limitation described below, during the fiscal year ended October 31, 2014, the net advisory fee paid to the Adviser was 0.00% of the average daily net assets of each Class of the Fund’s shares.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than percentages referenced in the table below for each Class of the Fund’s shares, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This arrangement will continue at least through February 28, 2016. The Adviser may recover waived fees and expenses for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations in effect at the time of the waiver and approval of such fees and expenses by the Board of Trustees.

	Investor Shares	Institutional Shares
Contractual Expense Limitation	1.52%	1.27%

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s current Advisory Agreement with the Adviser will be available in the Fund’s first semi-annual report to shareholders.

Portfolio Manager

The Fund is managed by Andrew Redleaf (see biography above) and Pete Wiley.

Pete Wiley. Pete Wiley joined the Adviser in 2003 and is a Portfolio Manager, focused on high yield credit. Prior to joining Whitebox, Mr. Wiley spent four years at ProQuest Information & Learning Limited as Manager of Financial Planning & Analysis, where he managed the financial group responsible for budgeting, forecasting and profit analysis. Prior to working for ProQuest, Mr. Wiley worked as a pricing analyst at Ford Motor Company. He received a BS in History from the United States Air Force Academy in 1992 and an MBA from the College of William and Mary in 1997.

This team is supported by other investment leadership on the Adviser’s Investment Committee, including Paul Twitchell, Dr. Jason Cross and Robert Vogel.

Paul Twitchell. Paul Twitchell joined the Adviser in 2005. As the Head of Event, Mr. Twitchell oversees the Event strategies. Mr. Twitchell started at Whitebox as a senior trader, trading convertibles, options and capital structure opportunities. He was promoted to Whitebox’s Head of Event Strategies in 2010. Before joining Whitebox, Mr. Twitchell was employed at EBF & Associates for more than seven years where he managed a convertible bond portfolio. Mr. Twitchell began his career with Cargill, Inc. in 1992 assisting the North American, European and Emerging Market trading desks. He spent time on the mortgage desk and assisted in the development of the North American sovereign debt arbitrage desk with a focus on U.S. and Canadian fixed income arbitrage. He received a BA in Elective Studies from St. Cloud State University in 1995.

Dr. Jason Cross. Dr. Jason Cross joined the Adviser in 2001. As the Head of Equity, Dr. Cross oversees Long/Short Equity strategies. Prior to joining Whitebox, Dr. Cross spent two years working with Nobel Laureate Myron Scholes at Oak Hill Platinum Partners where he developed quantitative models for long/short equity strategies. Dr. Cross received a BS (Hon) in Mathematics and Statistics in 1993 from the University of British Colombia, a PhD in Statistics from Yale University in 1999 and an MBA from the University of Chicago in 2007. His dissertation was published in the Journal of Mathematical Finance.

Robert Vogel. Robert Vogel joined the Adviser shortly after the firm was founded in 1999. As the Head of Corporate Credit and Relative Value, Mr. Vogel oversees the Relative Value and Fixed Income strategies. Prior to joining Whitebox, Mr. Vogel worked for EBF & Associates from 1996 to 1999. His team was responsible for managing a $200 million U.S. convertible bond book. Prior to joining EBF & Associates, he worked as an actuary and ran statistical models to estimate insurance reserves at KPMG. Mr. Vogel received a BS in Applied Mathematics and Statistics from the University of Florida in 1991 and an MBA from the University of Minnesota in 1997.

The Fund’s Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of the Fund.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Administrator

Pursuant to an Administration, Bookkeeping and Pricing Services Agreement ALPS Fund Services, Inc. (an affiliate of ALPS Distributors, Inc.) (the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. The Administrator has agreed to: assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by it; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare certain reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

Distributor

ALPS Distributors, Inc. (an affiliate of the Administrator) (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor as agent for the Fund, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agent

The Administrator, pursuant to a Transfer Agency and Service Agreement, also serves as Transfer Agent for the Fund. As transfer agent, the Administrator, among other things, has agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts. Under the Transfer Agency and Service Agreement, the Administrator receives from the Fund an annual minimum fee and/or a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

BUYING, EXCHANGING AND REDEEMING SHARES

The Fund currently offers Investor Class and Institutional Class shares. Each share class of the Fund represents an investment in the same portfolio of securities.

Investor Class and Institutional Class shares are available to the general public. Institutional Class shares are available only to (i) certain institutional investors (as described below under “— Investment Minimums”) without any minimum investment and (ii) other investors (and certain groups of investors, described below) who are able to make an initial investment of at least $5 million. You should generally purchase Institutional Class shares if you are a qualifying institutional investor or can afford the minimum initial investment of at least $5 million. Otherwise, you will be ineligible to purchase Institutional Class shares and must purchase Investor Class shares instead.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Services (12b-1) Plan for Investor Class Shares

The Fund has adopted a plan of distribution for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

The Plan allows the Fund to use Investor Class assets to pay fees in connection with the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares as their funding medium and for related expenses.

The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Payments to Financial Intermediaries

The Adviser may also make payments for distribution and/or shareholder servicing activities out of its own legitimate profits. The Adviser may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are currently paid by the Adviser to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, such fees may increase.

Investment Minimums

The Fund offers investors two Classes of shares: Investor Class and Institutional Class shares. The minimum investment in Investor Class shares is $1,000 for tax-deferred accounts and $5,000 for other accounts. There is no investment minimum for qualifying investments by certain institutional investors in Institutional Class shares (as described below); otherwise, the minimum investment in Institutional Class shares is $5 million. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Subsequent investments in Investor Class shares may be made in amounts of at least $200 for tax-deferred accounts and $1,000 for other accounts. There is no subsequent investment minimum for Institutional Class shares.

Institutional Class Shares are offered without any minimum initial investment to the following types of qualifying institutional investors:

1.	Broker-dealers, registered investment advisers, insurance companies, trust institutions or bank trust departments purchasing for their own account or for the account of other institutional investors;
2.	Managed account programs that charge an asset-based fee provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust departments;
3.	Employee benefit plans investing through an investment adviser, a broker-dealer or another financial intermediary;
4.	Any state, county, or city, or any governmental instrumentality, department, authority or agency;
5.	Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization; and
6.	Insurance company separate accounts;
7.	Health savings account programs provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;
8.	Other institutions and intermediaries approved by the Fund’s distributor; and
9.	Officers, directors and employees of the Adviser and its affiliates; trustees, officers and service providers of the Trust and the Fund; registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser; and immediate family members of such persons.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order for your purchase, redemption or exchange to receive that day’s price, the applicable Fund or your Servicing Agent (defined below) must receive the purchase, redemption or exchange request in good order before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). Orders so received by the Fund or a Servicing Agent prior to the close of trading on the NYSE will receive the net asset value computed as of the close of the trading on the NYSE. The Fund considers a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature.

The Fund enters into agreements with retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries (collectively, “Servicing Agents” and each a “Servicing Agent”) that authorize such Servicing Agents to accept purchase, redemption and exchange orders on behalf of the Fund as the Fund’s agents. Except with respect to certain sales of Institutional Class shares to qualifying institutional investors and sales of Investor Class shares to certain accounts associated with the Adviser, the Trust or its service providers, investors may not purchase, exchange or redeem shares of the Fund directly. Shares may be purchased, exchanged or redeemed only through Servicing Agents. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account.

Please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses. In any event, a purchase, redemption or exchange request received by a Servicing Agent in good order prior to the close of trading on the NYSE is entitled to receive the offering price computed as of the close of the trading on the NYSE.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Neither Investor Class shares nor Institutional Class shares charge an initial sales load.

Exchanging Shares

You may exchange shares of the Fund for shares of the same class of another fund series of Whitebox Mutual Funds and vice versa.

Exchanges must meet the minimum investment requirements described in “Investment Minimums” above with respect to the Fund or in the prospectus for the relevant other fund. Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of the Fund are generally not considered a taxable transaction.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request, together with properly completed and duly executed documents, is received by the Fund, the Distributor or your financial intermediary. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets).

However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be liquid securities valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Shareholder receiving an in-kind distribution of securities may have difficulty selling such securities, will bear the costs of selling such securities and will bear the market risk of owning such securities until they can be sold.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund requires that Institutional Class investors subject to the $5 million minimum investment amount maintain a minimum account balance of not less than $1 million. If such an Institutional Class shareholder’s account balance drops below $1 million, such shareholder will be notified and will be given the opportunity to add to its account, exchange its Institutional Class shares for Investor Class shares or redeem the remaining shares in its account. The Fund does not impose any other account minimums. The Fund may adopt other policies requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. Any such rejection would occur on the business day the purchase order was received, and the potential purchaser would receive notice within three business days. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. (Please note that similar policies do not apply to redemptions.)

The Fund discourages and does not as a practice accomodate such frequent purchases and redemptions. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. Under such procedures, the valuation of the securities of the Fund is determined by the Adviser, acting in good faith and under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Fund is permitted to invest in securities for which market quotations may not be readily available or may be unreliable, the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund intends to distribute to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends monthly. Net realized long-term capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from the Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAXES

The following discussion of U.S. and non-U.S. taxation applies only to U.S. shareholders who hold shares as capital assets and not in a tax-deferred account and is not intended to be a full discussion of income tax laws and their effect. You should consult your own tax advisor.

Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. To the extent that the Fund qualifies for treatment as a regulated investment company, it will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner.

Taxes on Transactions. When you redeem shares, you will recognize a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state or locality.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., distributions also may be taxed by the country in which you reside. Distributions are taxable whether you take them in cash or reinvest them in additional shares.

Distributions may be taxed as ordinary income, dividend income, or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance. Distributions of net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Fund shares. If you purchase shares at a time when the Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

Taxes on Redemptions. You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss. You should be aware that an exchange of shares in a Fund for shares in other funds is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.

Every January, the Fund will send you and the IRS a statement (a Substitute Form 1099) showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.

Average Cost Calculation. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, the Fund provides you with an average cost statement with your Substitute Form 1099. This average cost statement is based on transaction activity in an account for the period during which you held the account directly with the Fund.

Buying Into a Distribution. Purchasing the Fund’s shares in a taxable account shortly before a distribution by the Fund is sometimes called “buying into a distribution.” You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund. The Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the shares earlier in the year, for example), and you incur the full tax liability on the distribution.

Non-U.S. Income Taxes. Interest and dividends received by the Fund from investment in non-US securities may be reduced at the source of payment by withholding taxes or otherwise subject to unfavorable tax rates. In addition, certain non-US jurisdictions may tax gains realized on securities transactions with respect to issuers that are resident in the foreign jurisdiction. Nonrefundable non-US taxes will reduce amounts the Fund can distribute to Fund shareholders. The Fund does not expect to qualify to pass through foreign taxes to be used as credits by Fund shareholders.

Backup Withholding. You must furnish to the Trust your properly certified social security or other tax identification number to avoid Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so, or the IRS informs the Trust that your tax identification number is incorrect, the Trust may be required to withhold a percentage (currently 28%) of your taxable distributions and redemption proceeds. You may claim the amount withheld as a credit on your federal income tax return.

See “Taxes” in the Statement of Additional Information for a more extensive discussion of the U.S. federal income tax consequences of owning shares in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations on May 1, 2014. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions) for a share outstanding throughout the period presented. This information has been derived from the financial statements audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

	Investor Class Shares		Institutional Class Shares
	For the Year Ended October 31, 2014(a)		For the Year Ended October 31, 2014(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income (loss)(b)	0.18		0.18
Net realized and unrealized gain (loss) on investments	(0.05)		(0.03)
Total from Investment Operations	0.13		0.15
LESS DISTRIBUTIONS:
From investment income	(0.16)		(0.18)
From net realized gains	—		—
Total distributions	(0.16)		(0.18)
NET INCREASE (DECREASE) IN NET ASSET VALUE	(0.03)		(0.03)
NET ASSET VALUE, END OF PERIOD	$9.97		$9.97
TOTAL RETURN	1.35	%(e)	1.51	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$669		$11,741
RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	3.82	%(d)	3.64	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.93	%(d)	1.68	%(d)
Ratio of net investment loss to average net assets	3.60	%(d)	3.59	%(d)
PORTFOLIO TURNOVER RATE	63%		63%

(a)	The Fund commenced operations on May 1, 2014.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Dividend expense on securities sold short and interest expense totaled 0.41% (annualized) of the average net assets for the period ended October 31, 2014.
(d)	Annualized.
(e)	Not annualized.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;
•	Account History, including information about the transactions and balances in a customer’s account; and
•	Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;
•	The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or
•	The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)	For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

TO LEARN MORE ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at (855) 296-2866 (collect), by writing the Fund at P.O. Box 13393, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.whiteboxmutualfunds.com.

You can also review and copy the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling (202) 551-8090. You can get copies of these materials, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act File no. 811-22574)

STATEMENT OF ADDITIONAL INFORMATION

Dated January 16, 2015

(supplemented September 1, 2015)

WHITEBOX MUTUAL FUNDS

	Investor Shares	Institutional Shares
Whitebox Tactical Opportunities Fund	WBMAX	WBMIX
Whitebox Market Neutral Equity Fund	WBLSX	WBLFX
Whitebox Tactical Advantage Fund	WBIVX	WBINX

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

(612) 253-6001

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current prospectuses for Investor Class shares and Institutional Class shares of the Funds listed above, each of which is a separate series of Whitebox Mutual Funds, a Delaware statutory trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Whitebox Advisors LLC (the “Adviser”) is the investment adviser of each Fund.

The following financial statements for the Whitebox Tactical Opportunities Fund, Whitebox Market Neutral Equity Fund, and Whitebox Tactical Advantage Fund are incorporated by reference to the Annual Report, dated October 31, 2014, as filed with the Securities and Exchange Commission on Form N-CSR on January 8, 2015:

Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a Fund’s current prospectus (together with any supplements thereto, the "Prospectus”). This SAI supplements and should be read in conjunction with the applicable Fund’s Prospectus, a copy of which may be obtained without charge by writing the Funds at P.O. Box 13393, Denver, CO 80201, or by calling the Funds’ transfer agent at (855) 296-2866.

Shareholders may obtain a copy of the Annual Report for the Whitebox Tactical Opportunities Fund and/or Whitebox Market Neutral Equity Fund, without charge, by writing the Funds at P.O. Box 13393, Denver, CO 80201, or by calling the Funds’ transfer agent at (855) 296-2866.

B-i

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES

Whitebox Mutual Funds

This SAI includes information about the three series of the Trust (each, a “Fund” and, together, the “Funds”). Each Fund is a series of the Trust, an open-end, management investment company organized as a Delaware statutory trust in April 2011.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. Each Fund is classified as non-diversified.

What are the Funds’ Investment Objectives?

•

The investment objective of Whitebox Tactical Opportunities Fund (“Tactical Opportunities Fund”) is to provide investors with a combination of capital appreciation and income that is consistent with prudent investment management.

•

The investment objective of Whitebox Market Neutral Equity Fund (formerly named Whitebox Long Short Equity Fund) (“Market Neutral Equity Fund”) is to provide investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets.

•

The investment objective of Whitebox Tactical Advantage Fund (formerly named Whitebox Tactical Income Fund) (“Tactical Advantage Fund”) is to produce a high level of total return, comprised of current income and capital appreciation.

While there is no assurance that any Fund will achieve its investment objective, each will endeavor to do so by following the strategies and policies described in its Prospectus and in this SAI.

The Trust’s Board of Trustees (the “Board”) may change a Fund’s investment objective or principal investment strategies without a shareholder vote. Each Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are each Fund’s Principal Investment Strategies?

Tactical Opportunities Fund

In pursuing Tactical Opportunity Fund’s investment objective, the Adviser, Whitebox Advisors LLC (the “Adviser”), uses a proprietary, multi-factor quantitative model and bottom-up research of prospective investments to identify dislocations within and between equity and credit markets. A dislocation occurs when the trading price of a security changes, sometimes dramatically, and such price change is unrelated to economic or company-specific events. When a dislocation is identified, the Adviser will purchase the security if the Adviser believes it is undervalued, and will sell the security as it approaches what the Adviser believes is its fair value. The Adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

The Adviser has wide latitude to allocate the Fund’s assets among common and preferred stocks, warrants, fixed income securities, convertible securities, indexed securities and derivatives.

The Fund’s equity investments will be comprised principally of common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Fund’s fixed income securities will be comprised principally of commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured by either commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), asset-backed securities (securities that are backed by automobile loans, credit card receivables, student loans, manufactured housing loans, aircraft and other equipment leases or trade receivables), corporate bonds and municipal securities. The Fund may invest in fixed income securities without regard to their credit ratings, and from time to time may hold unlimited amounts of fixed income securities that are non-investment grade (“junk bonds”).

The Fund may invest without limitation in securities of companies without regard to their market capitalization. The Fund may from time to time hold substantial quantities of securities issued by small capitalization and medium capitalization companies, in addition to securities of larger companies.

The Fund may invest without limitation in fixed income securities without regard to their credit ratings, including junk bonds. Non-investment grade (junk) bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Adviser to be of comparable quality. Certain of such securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

The Fund may buy or sell put and call options or futures contracts on a security or an index of securities, or enter into credit default swaps (collectively, commonly known as derivatives). The Fund typically invests in derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to investment risk. The Fund may also invest in derivatives for investment (speculative) purposes.

The Fund also may sell securities short. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. In executing its arbitrage strategies, the Fund will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts) and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure.

The Fund may invest in exchange-traded funds (“ETFs”). ETFs are generally baskets of securities that either replicate or sample an index or a portion of an index. The Investment Company Act of 1940 and certain exemptive orders in which the Funds participate limit the amount that the Fund may invest in ETFs and other investment companies.

Market Neutral Equity Fund

In pursuing Market Neutral Equity Fund’s investment objective, the Adviser will construct a portfolio principally comprised of long and short positions of U.S. listed common stock (including American Depositary Receipts, or “ADRs”). The portfolio will principally include only securities that trade more than $500,000 of equity per day in one of these markets. The Fund intends under normal market conditions to invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. listed common stocks. Although the Fund may invest without limitation in common stock of any market capitalization, the Fund may be invested principally in common stock of small to medium-sized U.S. companies (which the Adviser defines as common stocks of U.S. companies that are eligible for inclusion in the Russell 2000 Index or Russell MidCap Index). The Fund may invest in securities that are not included in the Russell 2000 Index or the Russell MidCap Index.

The Adviser will assimilate information from both quantitative and fundamental analyses to identify equity securities the Adviser believes are undervalued and to determine portfolio allocations. Rather than utilizing predetermined sell targets, the Adviser will actively monitor and re-evaluate the Fund’s investments and will sell a security when the Adviser believes it no longer has adequate potential to generate positive investment returns.

To achieve the Fund’s objective of providing investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally, the Adviser will endeavor to manage the Fund’s portfolio as approximately “beta neutral”. Beta is a measurement of a stock’s expected volatility relative to the market. A stock with a beta of 1 moves approximately in sync with the market, while a stock with a higher beta tends to rise and fall to a greater degree than the overall market, and a stock with a lower beta tends to rise and fall to a lesser degree than the overall market. The Adviser will continually evaluate and, as needed, actively rebalance the Fund’s portfolio to maintain the Fund’s beta in normal market conditions within an approximate range of -0.2 to +0.2. The Adviser believes that this strategy should mitigate the Fund’s exposure to market risk and thereby result in the Fund’s investment returns being more predictable in all markets.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts) and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure.

Although the Adviser believes the Fund’s beta-neutral strategy in normal market conditions will likely result in an approximate balance between long and short positions (with approximately one dollar of short exposure for every dollar of long exposure), the Adviser expects that the Fund will have a net long or net short market exposure at any given time. If the Fund’s gross leverage approached 200%, and long and short positions were equally weighted, the Fund would have long exposure approximating 100% of its NAV and short exposure also approximating 100% of its NAV.

The fund may invest in exchange-traded funds (“ETFs”). At the discretion of the Adviser, index ETF securities may be used to hedge the portfolio in lieu of individual stocks that are difficult to borrow, and ETFs may also be used to hedge excess beta exposure. The Adviser anticipates that, in normal market conditions, index hedging will range from 0% to approximately 50% of the short portfolio maintained by the Fund and will over time average approximately 30% of the short portfolio maintained by the Fund.

The Adviser expects that, in normal market conditions, the Fund’s net long or short exposure to any market sector will be less than 20% of the Fund’s NAV. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may have somewhat higher exposure to one or more market sectors; however, the Adviser would not expect the Fund’s exposure to any market sector to exceed 30% of the Fund’s NAV in normal market conditions.

Tactical Advantage Fund

The Adviser seeks to achieve Tactical Advantage Fund’s investment objective by selecting portfolio investments from a broad spectrum of fixed-income and other current income-producing securities. The Fund may invest without limitation in bills, notes, bonds, debentures and other fixed income securities of U.S. (federal, state and local) and foreign governments, government agencies and U.S. and foreign private issuers. The Fund may invest in issuers across all sectors and industries, and in issuers at any market capitalization. The types of private issuers in which the Fund may invest are corporations, trusts, general partnerships, limited partnerships, master limited partnerships and other legal forms. The Fund may also invest in many forms of securities and other interests, including common and preferred equity securities, debt securities, loans, structured securities and derivatives. The Fund may also invest without limitation in other income-producing securities, including dividend paying common, convertible and preferred stocks and securities of real estate investment trusts. In managing the Fund’s investment portfolio, the Adviser will not be constrained by any requirements to manage the Fund in relation to or against any market indices. The Fund will not be required to observe any asset class diversification requirements, and, from time to time, the Fund’s portfolio may be focused in a limited number of such asset classes.

The Adviser will seek to achieve the Fund’s investment objective in three primary, interrelated ways:

(1) dynamically allocating the Fund’s investment portfolio among the broad spectrum of permissible income generating investments based on the Adviser’s assessment of the investment prospects for each such asset class; (2) seeking to invest in the best investments within each selected asset class by performing thorough bottom-up research of prospective investments; and (3) seeking, from time to time, to hedge against industry, credit, durational and other risks in the Fund’s typically long-biased portfolio, primarily with the use of short sales and derivatives, described below.

The Fund may invest in fixed-income securities ranging from short-term to long-term in duration. The average duration in the fixed-income portion of the Fund’s portfolio at any time will depend on the Adviser’s assessment of interest rates and of market risk generally. The Adviser expects that the Fund’s average portfolio duration will vary, depending on the Adviser’s assessment of relevant markets and economies, from negative 3 years to positive 8 years. Duration is a mathematical measure of a security’s or portfolio’s price sensitivity to changes in interest rates. The longer the duration, the more sensitive the security or portfolio will be to changes in interest rates. Duration is not necessarily equal to maturity. Maturity measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are likely affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).

The Fund may invest without limitation in commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured by either commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), asset-backed securities (securities that are backed by automobile loans, credit card receivables, student loans, manufactured housing loans, aircraft and other equipment leases or trade receivables, including collateralized debt obligations), corporate bonds and municipal securities. These investments may also include interest-only, principal-only and residual classes of such securities.

The Fund may invest without limitation in non-investment grade, high-yield securities (commonly referred to as “junk bonds”). However, the Fund may not invest in securities rated lower than Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Adviser to be of comparable quality. Such securities may be in or near default. In the event of adverse business, financial, or economic conditions, the issuers of junk bonds may not have the financial capacity to meet their obligations to pay principal and interest.

The Fund may invest without limitation in derivatives, such as options, forward and futures contracts and swaps. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund also may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts, or by using other investment techniques, such as buy backs and dollar rolls.

The Adviser intends to regularly monitor and re-evaluate the Fund’s investments and will sell a security when the Adviser believes it no longer has adequate potential to generate positive investment returns. This may occur, for example, when a security becomes repriced by the market such that the market price is no longer representative of the value that the Adviser ascribed to the security when it was originally purchased, an event occurs affecting the issuer that adversely affects the value of the security, or the Adviser determines to shift the Fund’s investment focus from one asset class to another.

The Fund’s combined long and short market exposure may vary from time to time depending on the Adviser’s assessment of current market conditions. Market exposure in excess of 100% of the Fund’s net asset value (“NAV”) is commonly referred to as “economic leverage.” The Adviser may achieve economic leverage through the use of derivatives (principally, short positions, total return swaps, options and futures and forward contracts) and through borrowing (subject to regulatory limitations). Subject to the following sentence, derivatives may be used without limitation for both speculative and hedging purposes. In normal market conditions, the Adviser will limit the Fund’s long and short market exposure to 200% or less of the Fund’s NAV; however, the Fund’s combined long and short market exposure may from time to time approach 225% if the Adviser determines that market conditions warrant the increase in market exposure.

The Fund may invest in exchange-traded funds (“ETFs”). ETFs are generally baskets of securities that either replicate or sample an index or a portion of an index. The Investment Company Act of 1940 and certain exemptive orders in which the Funds participate limit the amount that the Fund may invest in ETFs and other investment companies.

All Funds

Portfolio Turnover. Each Fund may engage in short-term trading. This means that a Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of that Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential). This activity will increase a Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce that Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of a Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

PRINCIPAL INVESTMENTS, PRACTICES AND RISKS

In pursuing each Fund’s investment objective, the Adviser expects to principally employ the following categories of investments and practices. In addition to these principal investments and practices, however, the Adviser may employ other investments and practices which (together with their risks) are summarized under “Non-Principal Investments, Practices and Risks” below. As noted below, certain of the following categories of investments or practices are principal investments or practices for one or two of the Funds, but a non-principal investment or practice with respect to the other Fund or Funds.

Principal Investments, Practices and Risks for All Funds

Market Risk. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed-income securities.

Equity Investments. As more fully set forth below, each Fund may invest in common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. Such securities are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Common Stock. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into. Each Fund’s investment process is biased toward value.

Active and Frequent Trading. Each Fund may engage in active and frequent trading of securities, including short-term trading. The Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser believes that the sale is in the best interest of the Fund (for example, if the Adviser believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce that Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of a Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

Short Sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Investment Style Risk. Investment styles may over time go in and out of favor. At times when the investment style used by a Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Volatility Risk. Each Fund may have investments that increase or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or decreases in value over short periods of time.

Derivatives. Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the U.S. Commodity Futures Trading Commission (the “CFTC”); however, no Fund will be obligated to use derivatives and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. Pursuant to CFTC Rule 4.5, the Trust has filed a notice of exemption from registration as a commodity pool operator in respect of each Fund. To rely on the exemption, a Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the CFTC. In addition, the Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”). Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Fund’s net asset value. Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Fund’s net asset value.

Generally, derivatives are financial contracts the value of which depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Each Fund may invest in interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into interest rate swaps, caps, floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in comparable instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions to the extent the Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Taxes.”

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a comparable instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, a Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, a Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Each of the Funds reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Total Return Swaps. Each Fund may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Credit Default Swaps. A Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Non-U.S. Securities. Investments in non-U.S. securities is a principal investment practice for each Fund. Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Funds may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. A Fund’s foreign currency transactions may give rise to ordinary income or loss, for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Currency Transactions. Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

Each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated and to buy dollars.

If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.” The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Options on Currencies. Each Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts. Each Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be affected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Futures Contracts. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Adviser expects that the Funds’ futures transactions will generally include transactions: (i) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). A Fund may use futures contracts and related options for hedging purposes and for investment purposes. A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. Each Fund will designate assets with respect to futures contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Use of Segregated and Other Special Accounts. Use of many derivatives by a Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation (determined each business day) must be designated. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Exchange Traded Funds and Other Similar Instruments. Generally, an ETF holds a portfolio of securities or other assets designed to track the performance of a particular index or index segment. Related instruments, used by pools that are not investment companies, offer comparable characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and related instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue comparable instruments incur fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”). The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected. If such disruptions were to occur, that Fund could be required to reconsider the use of ETFs as part of its investment strategy. Limitations of the 1940 Act may restrict a Fund’s ability to purchase shares of ETFs.

Borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured or secured by up to all of the Fund’s assets. Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days (not including Sundays and holidays, but subject to such longer period as the SEC may prescribe by rules or regulations) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. Each Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Principal Investments, Practices and Risks for Tactical Opportunity Fund and Tactical Advantage Fund Only

Convertible Securities. Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

U.S. Government Securities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. A Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither the securities issued nor guaranteed by the U.S. Treasury. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Preferred Stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer. Warrants and Rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Fixed Income Securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Credit Ratings. The fixed income securities in which Tactical Opportunities Fund or Tactical Advantage Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as "junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in any of the Funds should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Taxes.”

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically are the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will evaluate the relative value of an investment compared with its perceived credit risk. A Fund’s ability to achieve its investment objective may be more dependent on the Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Indexed Fixed Income Securities. The prices of indexed securities are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Bank Obligations. Bank obligations include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

High Yield Securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. A Fund’s achievements of its objective may be more dependent on the Adviser’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in a Fund’s portfolio. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of such Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities especially those of issuers located in emerging markets.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which a Fund invests will bear interest at fixed rates but a Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. The following additional factors may influence the ability or willingness to service debt: an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Firm Commitments and When-Issued Securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Floating and Variable Rate Instruments. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which a Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Interest-Only Securities. Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. An IO loses the interest payments from principal prepayments of mortgages from which an IO is derived, and the IO would become worthless if all such mortgages are prepaid in full.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Loan Participations and Assignments. Loan participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore each Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Depositary Receipts. Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Mortgage-Related And Other Asset Backed Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by governmental, government-related and private organizations. Tactical Opportunities Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by insurance or guarantees issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, a Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations. Tactical Opportunities Fund may invest in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk), CDOs carry the following additional risks: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Principal Investments, Practices and Risks for Tactical Opportunities Fund and Market Neutral Equity Fund Only

Options on Stocks and Stock Indices. Each Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Funds may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index, and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Principal Investments, Practices and Risks for Tactical Advantage Fund Only

Interest Rate Futures Contracts. Each Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Adviser expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Mortgage “Dollar Roll” Transactions. In a dollar roll, a Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. A Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and U.S. federal income tax purposes, each Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. None of the Funds currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Consistent with each Fund’s investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

Master Limited Partnership Risk. Investments in securities of a Master Limited Partnership (MLP) involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

NON-PRINCIPAL INVESTMENTS, PRACTICES AND RISKS

Each Fund’s principal investments, practices and risk factors are described above under “Principal Investments, Practices and Risks.” Investments and practices set forth as "Principal Investments, Practices and Risks” for certain but not all of the Funds may be employed by other Funds as well, but not as principal investments or practices. In addition to such non-principal investments or practices, this section describes additional non-principal investments and practices any of the Fund may employ, and risks associated with such investments and practices if employed.

Risks of Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Non-U.S. Sub-Custodians. Rules adopted under the 1940 Act permit each Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund’s portfolio. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

Loans of Portfolio Securities. Each Fund may lend portfolio securities to brokers or dealers or other financial institutions in an amount not to exceed one-third of the value of the Fund’s assets. The borrower, at all times during the loan, must maintain with the applicable Fund cash, U.S. Government securities or equivalent collateral or provide to the Fund an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. The Fund will invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned is shared by each Fund with the securities lending agent. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned. The costs associated with loans of portfolio securities reduce the Funds’ earnings on such loans, and are not included in “annual fund operating expenses” reflected in the Funds’ fee and expense tables.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets in illiquid securities; however, none of the Funds will invest in illiquid securities as a principal strategy.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

If, after the time of acquisition, events cause the above-mentioned limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with SEC and SEC staff guidance.

To the extent that liquid assignments and loan participations that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable each Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Repurchase Agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements. Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Each Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. See “Borrowing” above.

Expense Risk. Each Fund’s expenses are subject to a variety of factors, including fluctuations in such Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund’s net assets decrease due to market declines or redemptions, that Fund’s expenses will increase as a percentage of its net assets. During periods of high market volatility, these increases in a Fund’s expense ratio could be significant.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

The following is a description of fundamental policies that may not be changed without the vote of a majority of a Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as each Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. Unless otherwise noted, each of these policies applies to each Fund.

Each Fund may not:

(1) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).

(2) Borrow money, except to the extent permitted under the 1940 Act (which generally permits borrowing, whether unsecured or secured by up to all of the Fund’s assets, so long as the Fund maintains continuous asset coverage 300% and also permits borrowing of up to 5% of the Fund’s total assets for temporary administrative purposes);

(3) Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(4) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(5) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(6) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements not requiring the delivery of physical commodities, consisting of, but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; or

(7) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act. (As of the date of this SAI, as noted above, the 1940 Act permits the Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, swaps, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

Each of the foregoing restrictions shall be interpreted based upon applicable no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). For example, under current pronouncements, certain fund positions are excluded from the definition of “senior security” so long as the fund maintains adequate cover, segregation of assets or otherwise.

For the purposes of Restriction (1), each Fund currently intends to use the Standard Industrial Classification System (“SIC”). A Fund may use other classification titles, standards, and systems, as it determines to be in the best interests of shareholders.

Non-Fundamental Investment Restrictions

The investment restrictions described below are non-fundamental policies of each Fund and may be changed by the Fund’s Trustees. These non-fundamental investment policies require that none of the Funds may:

(i) acquire securities of other investment companies, except as permitted by the 1940 Act (described below) or any order pursuant thereto;

(ii) enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund’s total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings;

(iii) purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of that Fund’s total net assets (based on current value) would then be held in such securities; or

(iv) pledge more than one third of the Fund’s total assets to secure permitted borrowings.

The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to the limitation on illiquid securities described in clause (iii) above. Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, that the Adviser has determined to be liquid under procedures approved by the Board.

Except with respect to borrowing and illiquid securities (see “Principal Investments, Practices and Risks – Borrowing” and “—Illiquid Securities”), there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.

The 1940 Act limits the amount that a Fund may invest in other investment companies, prohibiting a Fund from: (i) investing more than 5% of the value of its total assets in the securities of any one investment company; (ii) investing more than 10% of the value of its total assets in the aggregate in securities of investment companies as a group; and (iii) owning more than 3% of the outstanding voting shares of any one investment company. Pursuant to exemptive relief granted by the Securities and Exchange Commission, a Fund may invest in ETFs in excess of these limitations, provided the Fund complies with the conditions of the applicable exemptive relief. Moreover, each Fund may invest without limitation in money market funds, provided that the Fund does not pay any sales charge or service fee in connection with such investment. For additional discussion on exemptions to these limits, see “What are each Fund’s Principal Investment Strategies?”

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

During the most recent fiscal year ended October 31, 2014, the Tactical Opportunities Fund’s, the Market Neutral Equity Fund’s and the Tactical Advantage Fund’s portfolio turnover rates were 154%, 298% and 63%, respectively, of the average value of the Fund’s portfolio. During the fiscal year ended October 31, 2013, the Tactical Opportunity Fund’s and the Market Neutral Equity Fund’s portfolio turnover rates were 163% and 351%, respectively, of the average value the Fund’s portfolio. During the fiscal year ended October 31, 2012, the Tactical Opportunities Fund’s portfolio turnover rate was 74% of the average value of its portfolio. The Tactical Opportunities Fund, the Market Neutral Equity Fund and the Tactical Advantage Fund commenced operations on December 1, 2011, November 1, 2012 and May 1, 2014, respectively.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds maintain written policies and procedures (as described below) regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders. The Funds’ Chief Compliance Officer (“CCO”) will report annually to the Board of Trustees with respect to compliance with the portfolio holdings disclosure procedures described herein. These policies and procedures may be modified at any time with the approval of the Board.

The officers of the Trust receive reports on a regular basis as to any purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Trust will report to the Board of Trustees any such unusual trading in shares of the Funds.

There may be instances where the interests of the shareholders of the Funds respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds. In such situations, the Board of Trustees will be afforded the opportunity to determine whether or not to allow such disclosure. The Funds do not receive any compensation for providing information about their portfolio holdings.

The CCO is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio holdings information at any time or to any persons other than those described below. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board of Trustees, which will review such arrangement to determine whether it is (1) in the best interests of Fund shareholders, (2) whether the information will be kept confidential, (3) whether sufficient protections are in place to guard against personal trading based on the information and (4) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Funds or the Adviser.

Fund Service Providers

The Adviser, the Administrator and the custodian are provided with continuous, real-time access to portfolio holdings information of each Fund to enable such service providers to carry out the essential operations of the Funds. The written agreements between the Funds and these service, as well as legal and ethical standards that govern these service providers, require these service provider to maintain the confidentiality of portfolio holdings information and to refrain from trading on such information. In each case, the Board of Trustees has determined that access to this information by each such service provider is supported by a legitimate business purpose. The Funds, the Adviser, the Administrator and the custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about a Fund’s portfolio holdings without the specific approval of the Board of Trustees.

The Adviser and the Administrator disclose Fund portfolio holdings information to the Funds’ independent registered public accountants, legal counsel, principal underwriter, pricing services and printers when needed to provide services to the Funds. The lag between the date of the information and the date on which the information is disclosed to these Fund service providers will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time. In each case, the Board of Trustees has determined that such advance disclosure is supported by a legitimate business purpose and that by reason of the federal securities laws the recipient is (1) prohibited as an “insider” from trading on the information and (2) has a duty of trust and confidence to the Funds because such party has a history and practice of sharing confidences such that the recipient knows or reasonably should know that the Funds expect that the recipient will maintain its confidentiality.

Rating and Ranking Organizations

The Board of Trustees has determined that the Funds may provide their portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis.

Morningstar, Inc.

Lipper, Inc.

Thompson Reuters

Vickers

Bloomberg L.P.

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Funds’ shareholders to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Funds or to trade against the Funds to the detriment of other shareholders of the Funds. However, the Funds will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, as noted above, the officers of the Trust receive and review reports on a regular basis as to any purchases and redemptions of shares of the Funds to determine if there is any unusual trading in shares of the Funds. The Funds will not pay these organizations.

Intermediaries and Accounts

The Board of Trustees has determined that the Funds may provide their portfolio holdings to existing and prospective separate account clients, consultants, registered investment advisers, broker dealer intermediaries and other similar accounts in marketing materials, including such materials that are available electronically. The determination was made that such disclosure is in the best interests of the Funds. The disclosure is permitted provided that the portfolio holdings are as of a calendar quarter and the information is provided no earlier than the first business day falling thirty days after such quarter’s end.

Availability of Information

The full holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-Q; and (iii) portfolio holdings as of the end of each six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available to be reviewed and copied in the SEC’s Public Reference Room in Washington, D.C. or on the SEC’s website at www.sec.gov. For information about the SEC’s reading room, you may call 1-800-SEC-0330.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund are made with a view to achieving such Fund’s investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the applicable Fund). Some securities considered for investment by a Fund may also be appropriate for other clients of the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among each Fund and other clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for a Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including one or more Funds.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for each Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind each Fund’s best interests, considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for each Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of each Fund, the Adviser will seek the best price and execution of each Fund’s orders. In doing so, each Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Adviser may use a broker-dealer that sells Fund shares to effect transactions for one or more Funds’ portfolios, the Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or Advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives brokerage and research products and services from many broker-dealers with which the Adviser places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Funds are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place a Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds. Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause each Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion. However, neither the Trust nor the Adviser has any agreements, understandings or arrangements that direct portfolio transactions to any broker-dealers for the provision of research services or otherwise.

Each Fund may acquire securities of brokers who execute the Fund’s portfolio transactions.

The following table sets forth total brokerage commissions paid by each Fund during the fiscal years ended October 31, 2014, 2013 and 2012. Tactical Opportunities Fund commenced operations on December 1, 2011, Market Neutral Equity Fund commenced operations on November 1, 2012 and Tactical Advantage Fund commenced operations on May 1, 2014.

	Brokerage Commissions Paid during the Period Ended October 31,
	2014	2013	2012
Tactical Opportunities Fund	$1,052,705	$193,604	$12,488
Market Neutral Equity Fund	$257,062	$30,570	n/a
Tactical Advantage Fund	$389	n/a	n/a

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase, exchange or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of each Fund are currently divided into two share classes – Investor Class and Institutional Class. The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

In addition to Investor Class Shares and Institutional Class Shares, the Tactical Opportunities Fund and the Market Neutral Equity Fund initially offered a third class of shares named "Advisor Class Shares.” Advisor Class Shares are no longer being offered. Outstanding Advisor Class Shares of such Funds were converted to Investor Class Shares on January 31, 2014.

Purchase of Shares

Other Information

The minimum initial investments in each Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Institutional Class Shares of each Fund may be purchased without any investment by qualifying institutional investors, which include:

1.	Broker-dealers, registered investment advisers, insurance companies, trust institutions or bank trust departments purchasing for their own account or for the account of other institutional investors;

2.	Managed account programs that charge an asset-based fee provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust departments;

3.	Employee benefit plans investing through an investment adviser, a broker-dealer or another financial intermediary;

4.	Any state, county, or city, or any governmental instrumentality, department, authority or agency;

5.	Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization; and

6.	Insurance company separate accounts;

7.	Health savings account programs provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;

8.	Other institutions and intermediaries approved by the Fund’s distributor; and

9.	Officers, directors and employees of the Adviser and its affiliates; trustees, officers and service providers of the Trust and the Fund; registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser; and immediate family members of such persons.

Subsequent investments may be made at any time by mailing a check to a Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date a Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 855-296-2866 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of a Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Exchanging Shares

If you have held all or part of your shares in one Fund for at least seven days, you may exchange those shares for shares of the same class of any of the other Fund if such other Fund is available for sale in your state and meets the investment criteria of the investor.

If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the Prospectus.

Before effecting an exchange, you should read the Prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one Fund and the purchase of shares of the other Fund. For U.S. federal income tax purposes, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of a Fund are generally not considered a taxable transaction for U.S. federal income tax purposes.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write a Fund for further details.

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of a Fund, a Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until a Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. To redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record will require a Medallion signature guarantee.

Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. Call your financial institution to see if it participates in a medallion program.

A Medallion signature guarantee may not be provided by a notary public.

In certain instances, the Transfer Agent may require additional documents such as trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form)

must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the Transfer Agent at 855-296-2866. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither a Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each Fund may require personal identification codes.

Rule 12b-1 Plans

As described in the Prospectus, each Fund has adopted a separate plan of distribution for Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”).

The Plans allow each Fund, as applicable, to use Investor Class assets to pay fees in connection with the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of the Fund as their funding medium and for related expenses.

The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of a Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Trust is authorized to make payments to ADI for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may be required to meet certain criteria in order to receive 12b-1 fees. ADI is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of a Fund. The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of a Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

For the fiscal year ended October 31, 2014, the following 12b-1 amounts were paid pursuant to the Plans by the Tactical Opportunities Fund, the Market Neutral Equity Fund and the Tactical Advantage Fund.

Share Class	Amount paid during fiscal year ended October 31, 2014
Tactical Opportunities Fund — Investor Class (1)	$290,822
Market Neutral Equity Fund — Investor Class (1)	$41,159
Tactical Advantage Fund — Investor Class	$958

(1)	Includes Advisor Class, which was converted into Investor Class as of January 31, 2014

TRUSTEES AND OFFICERS

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust as of the date of this SAI are listed below, along with the number of portfolios in the Fund complex overseen by each Trustee. During the past five years none of the Independent Trustees has served as a director of a public company or mutual fund.

INDEPENDENT TRUSTEES

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Lee Liberman Otis c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 (Age 58)	Since June 2011	Trustee	Since 2007, Senior Vice President and Director, Faculty Division of The Federalist Society.	3

Joseph M. Barsky III c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 (Age 65)	Since June 2011	Trustee	Since October 2011, Executive Vice President of Twele Capital Management. From 2003 to 2011, Program Director of Carlson Funds Enterprise at Carlson School of Management-University of Minnesota.	3

Timothy J. Healy c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 (Age 49)	Since June 2011	Trustee	Since 2004, President and Owner of Team Spine (a distributor of medical equipment).	3

Jeffrey P. Fox c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 (Age 59)	Since May 2015	Trustee	Since 2012, Executive Fellow and Aristotle Fund Mentor, University of St. Thomas; Vice President, Investment Accounting, of Ameriprise Financial, Inc., Treasurer, RiverSource Funds (renamed Columbia Funds), and Chief Financial Officer of various affiliated entities, from 2002 through 2011; other positions within Ameriprise Financial, Inc. since 1996	3

OFFICERS

Name, Address* and Age	Position(s) held with Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years**
Bruce W. Nordin 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 (Age 59)	President	Indefinite term; served since March 2012	Managing Director of special situations and workouts of the Adviser since 2005.

Michael McCormick 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 (Age 51)	Treasurer and Secretary	Indefinite term; served since November 2013	Chief Financial Officer of the Adviser since September 2013; Director in the Global Markets, Financing and Futures business at Bank of America/Merrill Lynch from 2010 to 2013; Executive Director at UBS from 2006 to 2010; Director at UBS from 2005 to 2006.

Melanie H. Zimdars c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 (Age 39)	Chief Compliance Officer	Indefinite term; served since July 2015	Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since 2009; Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from 2007 to 2008; Chief Compliance Officer of ALPS ETF Trust, ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds Trust, BLDRS Index Funds Trust, PowerShares QQQ Trust and Elkhorn ETF Trust.

Matthew L. Thompson 90 South Seventh Street Suite 2200 Minneapolis, MN 55402 (Age 57)	Assistant Secretary	Indefinite term; served since Trust’s inception (2011)	Partner of Faegre Baker Daniels LLP, legal counsel to the Adviser and the Trust, since 1995.

*	All communications to Trustees and Officers may be directed to Mark M. Strefling, Partner, Chief Operating Officer and General Counsel of Whitebox Advisors LLC, 3033 Excelsior Boulevard, Suite 300, Minneapolis, MN 55416.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes the Funds, the only registered investment companies for which the Adviser provides investment advisory services.

Trustees’ Qualifications

Lee Liberman Otis has a deep understanding of regulatory and legal issues, as a result of serving as Senior Vice President and Director, Faculty Division, of The Federalist Society and as Associate Deputy Attorney General of the U.S. Department of Justice, which will allow her to effectively counsel and advise the Trust on regulatory and legal issues. Joseph M. Barsky’s experience as the Program Director of the Carlson School of Management-University of Minnesota has given him a deep understanding of business and the issues that confront businesses, making him a valuable source of business information and insight for the Trust’s Board of Trustees. Timothy Healy’s long experience as the President and owner of Team Spine has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable source of business and accounting information and insight for the Trust’s Board of Trustees. Jeffrey P. Fox’s extensive financial, operational, regulatory and related experiences at Ameriprise Financial, Inc. and RiverSource Funds qualifies him to substantively counsel the Trust and the Advisor on the complex range of mutual fund financial, operational and related matters, including but not limited to financial statement preparation. Each of Ms. Otis and Messrs. Barsky, Healy and Fox takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Ms. Otis and Messrs. Barsky, Healy and Fox should serve as a trustee.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, and may establish ad hoc committees or working groups, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Joseph M. Barsky, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics are comprised of the Trust’s multiple series of fund shares, each Fund’s single portfolio of assets, each Fund’s net assets, the services provided by the Funds’ service providers, the formal and informal functions of the Independent Trustees both during and between Board meetings and the service of each Independent Trustee since the inception of the Trust.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, Advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Lee Otis, Joseph Barsky, Timothy Healy and Jeffrey Fox.

Valuation Committee. The Board also has a Valuation Committee. Each current Trustee also serves on the Valuation Committee. The primary purpose of the Valuation Committee is to oversee the valuation and pricing for assets of the Funds. The Valuation Committee has delegated responsibility for day-to-day valuation and pricing to a “pricing group,” which consists of employees of the Adviser and of the Funds’ administrator who are selected by the Adviser and are subject to the Committee’s oversight.

Remuneration of Trustees

The Independent Trustees of the Trust receive an annual fee in the amount of $15,000 and an additional $2,500 for attending each regularly scheduled Board or combined Board and Audit Committee meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No Interested Trustee, officer or employee of the Adviser or any of its affiliates receives any compensation from the Trust or any Fund for serving as an Interested Trustee, officer or employee of the Trust or any Fund.

The table below sets forth the compensation paid by the Trust to each of the Trustees for services as trustees for the fiscal year ended October 31, 2014:

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex (1) Paid to Trustees
Independent Trustees
Joseph M. Barsky III	$25,000	$0	$0	$25,000
Timothy J. Healy	$25,000	$0	$0	$25,000
Lee Liberman Otis	$25,000	$0	$0	$25,000
Jeffrey P. Fox (Trustee since May 2015)	$0	$0	$0	$0
Interested Trustee
Mark M. Strefling (Trustee through May 2015)	$0	$0	$0	$0

(1)	The series of the Trust are the only funds in the fund complex.

Trustee Ownership of Fund Shares

Set forth below is the dollar range of equity securities of each of the Funds beneficially owned by each Trustee as of October 31, 2014.

Dollar Range of Equity Securities in:

Name of Trustee	Tactical Opportunities Fund	Market Neutral Equity Fund	Tactical Advantage Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Joseph M. Barsky III	Over $100,000	None	$25,001-$50,000	Over $100,000
Timothy J. Healy	None	None	None	None
Lee Liberman Otis	None	None	None	None
Jeffrey P. Fox (Trustee since May 2015)	None	None	None	None
Interested Trustee
Mark M. Strefling (Trustee through May 2015)	None	None	None	None

INVESTMENT MANAGER

Whitebox Advisors LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in 1998 and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416. The Adviser and its affiliates provide investment advisory and related services to investment companies and separately managed accounts with assets of approximately $4.42 billion as of September 30, 2014.

The Adviser manages the investments of each Fund in accordance with its investment objective, policies and limitations. Pursuant to and Investment Advisory Agreement between each Fund and the Adviser (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on the Fund’s average daily net assets. Each Fund’s annual management fee is 1% in the case of the Tactical Opportunities Fund, 0.92% in the case of the Tactical Advantage Fund, or 1.50% in the case of the Market Neutral Equity Fund, in each case as a percentage of the Fund’s average daily net assets Each Fund’s management fee is paid on a monthly basis. The initial term of each Fund’s Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of a Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) calendar days notice. A discussion regarding the basis for the Board’s approval of renewals of each Fund’s Advisory Agreement will be provided in the Funds’ annual report to shareholders.

As described in the Prospectus under “Fees and Expenses,” the Adviser has contractually agreed to waive the management fee and/or to reimburse expenses of each Fund to the extent necessary to maintain the total annual fund operating expenses at no more than the percentages of average daily net assets reflected in the following table for each Class of each Fund’s shares, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This arrangement will continue for the each Fund at least through February 28, 2016 (subject to early termination only by the Board of Trustees). The Adviser may recover waived fees and expenses for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations in effect at the time of the waiver and approval of such fees and expenses by the Board of Trustees.

	Investor Class Shares	Institutional Class Shares
Tactical Opportunities Fund	1.60%	1.35%
Market Neutral Equity Fund	1.95%	1.70%
Tactical Advantage Fund	1.52%	1.27%

Under the terms of each Fund’s Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, each Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

During the fiscal years ended October 31, 2014, 2013 and 2012, the Funds paid the following fees to the Adviser pursuant to the Advisory Agreement:

	Fees Retained			Fees Waived
	2014	2013	2012	2014	2013	2012
Tactical Opportunities Fund	$7,570,266	$1,021,351	$67,947	None	$268,720	$480,699
Market Neutral Equity Fund	$1,179,443	$266,360	N/A	$247,853	$366,364	N/A
Tactical Advantage	$50,202	N/A	N/A	$107,160	N/A	N/A

During the fiscal year ended October 31, 2014, the Tactical Opportunities Fund also paid the Adviser $558,241 as a contractual reimbursement of fees and expenses the Adviser had previously waived or reimbursed pursuant to the Fund’s Fee Waiver and Expense Reimbursement Agreement. The Tactical Opportunities Fund, the Market Neutral Equity Fund and the Tactical Advantage Fund commenced operations on December 1, 2011, November 1, 2012 and May 1, 2014, respectively.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the "Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

For the fiscal years ended October 31, 2014, 2013 and 2012, the Distributor incurred the following expenses with respect to Investor Class shares of the Funds. "Other” distribution expenses identified below include administrative, legal, financial management and sales support expenses of the Tactical Opportunities Fund and the Market Neutral Equity Fund.

	Sales Material and Advertising	Printing and Mailing Prospectuses to other than Current Shareholders	Compensation to Sales Personnel and Broker- Dealers	Other	Approximate Total Amount Spent With Respect to Each Fund
Fiscal Year Ended October 31, 2014
Tactical Opportunities Fund – Investor Class	$—	$—	$8,447	$—	$8,447
Market Neutral Fund – Investor Class	$—	$—	$—	$—	$—
Tactical Advantage Fund – Investor Class	$—	$—	$—	$—	$—
Fiscal Year ended October 31, 2013
Tactical Opportunities Fund – Investor Class (1)	$—	$—	$51,397	$—	$51,397
Market Neutral Equity Fund – Investor Class (1)	$—	$—	$45	$—	$45
Fiscal Year ended October 31, 2012
Tactical Opportunities Fund – Investor Class (1)	$—	$—	$5,931	$—	$5,931

(1)	Includes Advisor class, which was converted into Investor Class as of January 31, 2014.

The Tactical Opportunities Fund, the Market Neutral Equity Fund and the Tactical Advantage Fund commenced operations on December 1, 2011, November 1, 2012 and May 1, 2014, respectively.

CODE OF ETHICS

The Fund, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

Each Fund currently employs ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds. The Administrator has agreed to: assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by it; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare certain reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

During the fiscal years ended October 31, 2014, 2013 and 2012, ALPS received the following amounts from the Funds in administration fees. The Tactical Opportunities Fund, the Market Neutral Equity Fund and the Tactical Advantage Fund commenced operations on December 1, 2011, November 1, 2012 and May 1, 2014, respectively.

	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013	Fiscal Year Ended October 31, 2012
Tactical Opportunities Fund	$311,147	$164,884	$155,466
Market Neutral Equity Fund	$50,665	$54,423	N/A
Tactical Advantage Fund	$4,490	N/A	N/A

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is a summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended October 31, will be available without charge, (i) upon request, by calling 855-296-2866 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of a Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

Set forth below is the name, address and percentage of ownership of each person who, as of January 5, 2015, owned of record or was known by the Trust to own beneficially 5% or more of any class of outstanding shares of the applicable Fund (as well as all shares owned by all officers, trustees and portfolio managers as a group). No person is deemed to “control” a Fund, as that term is defined in the 1940 Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares or who acknowledges the existence of control. The Trust does not control any person.

Name and Address* of Principal Shareholders of Tactical Opportunities Fund	Share Class	Percentage of Share Class	Percent of Fund (if greater than 25%)

Charles Schwab & Co Inc.	Investor	48.24%	35.96% (2)
Attention: Mutual Funds SF215FMT-05	Institutional	33.71%
211 Main Street
San Francisco, CA 94105

National Financial Services, LLC	Investor	34.77%	34.52% (2)
82 Devonshire Street, Mail Zone ZE7F	Institutional	34.48%
Boston, MA 02109

TD Ameritrade Trust Company	Investor	5.64%	n/a
200 South 108th Avenue
Omaha, NE 68154

BMO Harris Bank, NA	Institutional	10.53%	n/a
111 West Monroe Street
Chicago, IL 60603

RBC Capital Markets, LLC	Institutional	10.56%	n/a
60 South Sixth Street
Minneapolis, MN 55402

All Trust officers, trustees and portfolio managers as a group (1)	Investor Institutional	0.63% 0.59%	n/a n/a

Name and Address* of Principal Shareholders of Market Neutral Equity Fund	Share Class	Percentage of Share Class	Percent of Fund (if greater than 25%)

Charles Schwab & Co Inc.	Investor	24.07%	n/a
Attention: Mutual Funds SF215FMT-05	Institutional	10.94%	n/a
211 Main Street
San Francisco, CA 94105

National Financial Services, LLC	Investor	52.37%	n/a
82 Devonshire Street, Mail Zone ZE7F	Institutional	13.46%	n/a
Boston, MA 02109

LPL Financial LLC	Institutional	8.89%	n/a
4707 Executive Drive
San Diego, CA 92121

TD Ameritrade Trust Company	Investor	8.52%	n/a
200 South 108th Avenue	Institutional	8.98%	n/a
Omaha, NE 68154

Pershing LLC	Investor	6.73%	n/a
1 Pershing Plaza	Institutional	7.33%	n/a
Jersey City, NJ 07399

Whitebox L/S Equity Partners, LP	Institutional	16.74%	n/a
c/o Whitebox Advisors LLC
3033 Excelsior Boulevard, Suite 300
Minneapolis, MN 55416

Mid Atlantic Corporation	Institutional	11.25%	n/a
1251 Waterfront Place, Suite 510
Pittsburgh, PA 15222

Paul P. Karos	Investor	7.65%	n/a
c/o Whitebox Advisors LLC
3033 Excelsior Boulevard, Suite 300
Minneapolis, MN 55416

MSCS Financial Services, LLC	Investor	6.60%	n/a
717 17th Street, Suite 1300
Denver, CO 80202

All Trust officers, trustees and portfolio managers as a group (1)	Investor Institutional	7.07% 13.43%	n/a n/a

Name and Address* of Principal Shareholders of Tactical Advantage Fund	Share Class	Percentage of Share Class	Percent of Fund (if greater than 25%)

Whitebox Advisors LLC	Institutional	81.23%	75.19% (2)
3033 Excelsior Boulevard, Suite 300
Minneapolis, MN 55416

Charles Schwab & Co Inc.	Institutional	11.16%	n/a
Attention: Mutual Funds SF215FMT-05
211 Main Street
San Francisco, CA 94105

National Financial Services, LLC	Investor	7.95%	n/a
82 Devonshire Street, Mail Zone ZE7F
Boston, MA 02109

Vanguard Marketing Corp.	Investor	15.73%	n/a
100 Vanguard Boulevard
Malvern, PA 19355

Paul P. Karos	Investor	26.82%	n/a
c/o Whitebox Advisors LLC
3033 Excelsior Boulevard, Suite 300
Minneapolis, MN 55416

Colorado State Bank and Trust Company, custodian for	Investor	38.90%	n/a
John L. Wood IRA Rollover
4000 Texas Wildlife Trail
Austin, TX 78735

Colorado State Bank and Trust Company, custodian for	Investor	5.26%	n/a
Joseph M. Barsky III IRA
222 2nd Street SE, Apt. 1201
Minneapolis, MN 55414

All Trust officers, trustees and portfolio managers as a group (1)	Investor Institutional	46.84% 82.79%	80.86% (2)
(1) Includes shares held by Whitebox Advisors, LLC, over which certain officers, trustees or portfolio managers may be deemed to have beneficial ownership. (2) Combines both share classes.

EXPENSES

Each Fund’s expenses include advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, fees and expenses of Trustees (other than Trustees who are officers or employees of the Fund’s service providers), salary and cost of benefits of the Trust’s chief compliance officer, and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for each Fund. Unless noted otherwise, all information is provided as of the date of this Statement of Additional Information.

Other Accounts Managed by Portfolio Managers

The table below identifies, as of October 31, 2014, for the current portfolio managers of each Fund, the number of accounts (other than the Funds with respect to which information is provided) for which such portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in thousands)	Number	Total Assets (in thousands)
Tactical Opportunities Fund:
Andrew Redleaf	None	None	8	$3,053,181	4	$131,384
Paul Twitchell	None	None	8	$3,053,181	4	$131,384
Jason Cross	None	None	8	$3,053,181	4	$131,384
Robert Vogel	None	None	8	$3,053,181	4	$131,384
Market Neutral Equity Fund:
Andrew Redleaf	None	None	8	$3,053,181	4	$131,384
Jason Cross	None	None	8	$3,053,181	4	$131,384
Paul Karos	None	None	1	$1,409,091	1	$41,576
Tactical Advantage Fund
Andrew Redleaf	None	None	8	$3,053,181	4	$131,384
Pete Wiley	None	None	3	$2,067,188	—	—
Paul Twitchell	None	None	8	$3,053,181	4	$131,384
Jason Cross	None	None	8	$3,053,181	4	$131,384
Robert Vogel	None	None	8	$3,053,181	4	$131,384

Portfolio Manager Compensation

The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a fixed base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.

The Adviser may evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following elements:

•

Base salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•	Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components.

•	Equity-based compensation. Certain portfolio managers may have minority ownership interests in the Adviser or certain of its affiliates.

Conflicts of Interest with Other Accounts. Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The Adviser and the Trust have adopted compliance policies and procedures that are designed to address conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among accounts (for example, where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain accounts over others. The portfolio manager might be motivated to favor accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (for example, distribution or recordkeeping) for some types of accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Portfolio Manager Ownership of Funds

The following table shows the dollar range each current portfolio manager owns of the Fund(s) which they manage, as of October 31, 2014.

Portfolio Manager	Fund	Dollar Range of Amount Owned in Fund
Andrew Redleaf	Market Neutral Equity Fund Tactical Opportunities Fund Tactical Advantage Fund	$500,001 - $1,000,000 Over $1,000,000 None
Jason Cross	Market Neutral Equity Fund Tactical Opportunities Fund Tactical Advantage Fund	None None None
Paul Karos	Market Neutral Equity Fund	Over $1,000,000
Paul Twitchell	Tactical Opportunities Fund Tactical Advantage Fund	None None
Robert Vogel	Tactical Opportunities Fund Tactical Advantage Fund	None None
Pete Wiley	Tactical Advantage Fund	None

NET ASSET VALUE

The following is a description of the procedures used by each Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). Each Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 calendar days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees.

TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and the administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents,

(ii)	U.S. corporations,

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source, or

(iv)	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisors regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is each Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains. It is also each Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “Capital Gains Dividends.”

Ordinary income dividends and capital gain dividends are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend. Shareholders, however, may elect to receive their ordinary income dividends or capital gain dividends, or both, in cash. The election may be made at any time by submitting a written request directly to the applicable Fund. In order for a change to be in effect for any dividend, it must be received by such Fund on or before the record date for such dividend.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the applicable Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnership;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of such Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more “qualified publicly traded partnerships” and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – such Fund would be subject to U.S. federal income tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, such a Fund may be required to pay an interest charge and a penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, such a Fund may be required to recognize and pay U.S. federal income tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the effected Fund had been liquidated) or, alternatively, to be subject to U.S. federal income tax on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Each Fund intends to distribute substantially all of its investment company taxable income and to distribute all net realized long-term capital gains for each taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular U.S. federal corporate income rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular U.S. federal corporate income tax rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the effected Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal, under current law, to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s "required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 1) 98% of a Fund’s net ordinary income for the calendar year plus 2) 98.2% of its net capital gains (both long term and short term) recognized during the one-year period ending on October 31st plus 3) any net ordinary income and net capital gains realized, but not distributed in the preceding year. For these purposes, each Fund will be treated as having distributed any amount for which it is subject to U.S. federal income tax. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends”). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Dividends received by corporate shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated generally as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such companies or gain from the disposition of such shares, a Fund may elect to "mark-to-market” annually its investments in such entities, which will result in such Fund recognizing the excess of the fair market value over the adjusted basis in each PFIC stock. As a result of the mark-to-market election, an electing Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, an electing Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. An electing Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by an electing Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. In order to make a QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Non-U.S. Taxes

Each Fund that invests in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in such Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), such Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of such Fund’s non-U.S. tax paid. A shareholder’s ability to claim all or a part of a non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by a Fund may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of distributions to shareholders. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income.

Financial Products

Each Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to such Fund, defer such Fund’s losses, cause adjustments in the holding periods of such Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of a Fund’s investments, such as certain option transactions as well as futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by such Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain U.S. federal income tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects. As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of such Fund as a regulated investment company.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by a Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between such Fund’s book income and taxable income. This difference may cause a portion of a Fund’s income distributions to constitute a return of capital or capital gain for U.S. federal income tax purposes or require such Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

A Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though such Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an effected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An effected Fund may realize gains or losses from such sales. In the event such Fund realizes net capital gains from such transactions, its shareholders may receive a larger distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

High-Risk Securities

Each Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (for example, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that such Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

A Fund’s investments in Real Estate Investment Trust (“REIT”) equity securities may result in such Fund’s receipt of cash in excess of the REIT’s tax earnings and profits. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the applicable Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax on such income. A Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish such Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The current backup withholding tax rate is 28% for amounts paid.

Recently Enacted Legislation

For tax years beginning after December 31, 2012, a 3.8% surtax will apply to net investment income of an individual taxpayer earning over $200,000 ($250,000 for a joint return). Net investment income will include gross income from interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a trade or business). Net investment income will be reduced by deductions properly allocable to such income.

Recently Congress enacted the Regulated Investment Company Modernization Act of 2010 (the “Act”), which applies to taxable years of a RIC beginning on or after December 22, 2010. In general, and among other things, the Act (i) eliminates the “preferential dividend” rule, which under current law may disallow certain RIC distributions for purposes of the annual distribution requirement, (ii) allows a RIC to carry forward capital losses indefinitely, and (iii) provides certain mitigation exceptions for certain failures to satisfy the 90% Income Test and Diversification Tests.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment in the Funds would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Non-U.S. investors should consult their tax advisors concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust in June 2011 and consists of three separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approval of investment advisory agreements are matters to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. Wells Fargo Bank, N.A., located at 90 South Seventh Street, Minneapolis, MN 55402 serves as the custodian for the Funds (the “Custodian”). The Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Trust. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of ADI.

Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”) serves as the Trust’s independent registered public accounting firm. KPMG provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG is located at 90 South Seventh Street, Suite 4200, Minneapolis, MN 55402.

Counsel. Faegre Baker Daniels LLP serves as counsel to the Fund and is located at 90 South Seventh Street, Suite 2200, Minneapolis, MN 55402. Foley & Lardner LLP serves as counsel to the Independent Trustees of the Trust and is located at 777 East Wisconsin Avenue, Milwaukee, WI 53202.

FINANCIAL STATEMENTS

Investors in the Funds will be informed of the Funds’ progress through periodic reports. Financial statements audited by a registered public accounting firm will be submitted to shareholders at least annually. The Funds’ audited financial statements contained in their 2014 Annual Report to shareholders have been audited by KPMG LLP, the independent registered public accounting firm to the Funds, as indicated in its report with respect thereto, incorporated by reference into this SAI.

ADDITIONAL INFORMATION

All shareholder inquiries may be directed to the shareholder’s broker, or may be directed to a Fund at the address or telephone number shown on the front cover of this SAI. This SAI does not contain all of the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Funds may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by a Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ’BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ’C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ’AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ’AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

WHITEBOX ADVISORS LLC

GUIDELINES AND PROCEDURES FOR PROXY VOTING

AND EXERCISE OF CREDITORS’ RIGHTS

Proxies

In voting proxies, Whitebox Advisors LLC (“WBA”) is guided by general fiduciary principles. WBA’s goal is to act prudently, solely in the best interest of its clients. WBA attempts to consider all aspects of its vote that could affect the value of the investment and where it votes proxies will do so in the manner that it believes will be consistent with efforts to maximize the value of its client’s positions. The investment advisory agreements (including, in the case of domestic funds, limited partnership agreements and limited liability company agreements) between WBA and each of its clients authorize WBA to vote proxies on behalf of each such client or WBA Fund on a discretionary basis.

Proxy Voting Guidelines. WBA has adopted the proxy voting guidelines of Glass Lewis & Co. (“Glass Lewis”) and uses the ProxyEdge system provided by ADP in voting proxies. The Glass Lewis guidelines set forth positions on recurring proxy issues and criteria for addressing non-recurring issues. Included in these Proxy Voting Guidelines and Procedures is a copy of the Glass Lewis proxy voting guidelines currently in use by WBA.

Procedures for Voting Proxies. In certain circumstances, Glass Lewis does not offer a recommendation for voting (i.e., corporate actions solicited by proxy for privately-held companies); in these cases, the proxy material is promptly reviewed to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management,” but there are many circumstances that might cause WBA to vote against such proposals. These would include, among others, excessive compensation, unusual management stock options, preferential voting, poison pills, etc. WBA decides these issues on a case-by-case basis.

In connection with reviewing these proxy materials, the Chief Compliance Officer or her delegate will provide the relevant proxy information from the ADP website to the appropriate portfolio manager. The portfolio manager will indicate a voting preference on a proxy voting form, initial and return the form to the Chief Compliance Officer or her delegate prior to the relevant annual meeting. The Chief Compliance Officer or her delegate will then enter the portfolio manager’s voting directions on the ADP portal site.

WBA may, on occasion, determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost, or when it is not in the client’s best interest to vote.

Conflicts of Interest. In furtherance of WBA’s goal to vote proxies in the best interests of its clients, WBA follows procedures designed to identify and address material conflicts that may arise between WBA’s interests and those of the relevant client before voting proxies on its behalf. Because WBA has adopted the ProxyEdge system provided by ADP, which includes Glass Lewis’s recommendations, WBA will generally defer to the recommendations of Glass Lewis. By doing so, WBA believes it is unlikely that conflicts of interest will arise, however, WBA has adopted procedures for identifying and addressing material conflicts that may arise.

Procedures for Identifying Conflicts of Interest:

WBA shall monitor the potential for conflicts of interest on the part of WBA with respect to voting proxies on behalf of a client both as a result of personal relationships, significant client relationships (those accounting for greater than 5% of annual revenues) or special circumstances that may arise during the conduct of WBA’s business.

WBA’s Chief Compliance Officer shall maintain an up to date list of issuers (if any) with respect to which WBA has a conflict of interest in voting proxies on behalf of WBA clients. WBA shall not vote proxies relating to issuers on such list on behalf of a WBA client until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest:

WBA’s Chief Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence WBA’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with WBA of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. WBA’s Chief Compliance Officer shall maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, WBA may vote proxies notwithstanding the existence of the conflict.

If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to relevant clients or to investors m the WBA Fund and obtaining their consent before voting;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

WBA shall maintain a written record of the method used to resolve a material conflict of interest.

Recordkeeping. WBA shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•

documentation relating to the annual due diligence of Glass Lewis using Glass Lewis’s due diligence package, which will include a review of policies and procedures for handing conflicts of interest, a review of Glass Lewis’s Code of Ethics and Form ADV Part II;

•	any documents created by WBA that were material to a proxy voting decision or that memorialized the basis for that decision; and

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a copy of each written request by a client, a WBA Fund or an investor therein for information on how WBA voted proxies on behalf of the client or WBA Fund, and a copy of any written response by WBA to any (written or oral) such requesting party for information on how WBA voted the proxies at issue.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in WBA’s office.

In lieu of keeping copies of proxy statements, WBA may rely on proxy statements filed on the EDGAR system.

These Proxy Voting Guidelines and Procedures will be reviewed on an annual basis.

Exercise of Creditors’ Rights

Overview. WBA will frequently be called upon to exercise the rights of a WBA Fund or other client as a creditor in an issuer. For example, WBA may serve on the creditors’ committee or similar body in a bankruptcy or similar proceeding, or be involved in negotiations between bondholders and other issuers. In exercising these responsibilities, WBA will be guided by general fiduciary principles, as it is in voting proxies. WBA’s goal is to act prudently, solely in the best interest of its clients. WBA attempts to consider all aspects of its actions that could affect the value of the investment and where it exercises creditors’ rights will do so in the manner that it believes will be consistent with efforts to maximize the value of its client’s positions.

As a result of the unique nature of each negotiation with an issuer of debt securities, WBA does not engage any outside service to provide guidelines with respect to voting or other exercises of rights in connection with debt securities. All major decisions in this regard, including any decision to vote as a member of a creditors’ committee or in a similar capacity, must be approved by the Investment Committee.

Conflicts of Interest. In the event of a potential conflict in connection with WBA’s exercise of creditors’ rights on behalf of a client, WBA will address the potential conflict using the same procedures as set forth above with regard to conflicts arising in connection with voting of proxies.

Recordkeeping. WBA shall maintain the following records relating to exercises of creditors’ rights:

•	a copy of these policies and procedures;

•	documentation relating to the identification and resolution of conflicts of interest; and

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any documents created by WBA that were material to a major decision in connection with the exercise of creditors’ rights, including all votes cast as a member of creditors’ or similar committee or in a similar capacity.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in WBA’s office.

These Creditors’ Rights Guidelines and Procedures will be reviewed on an annual basis.

DOMESTIC PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO

DOMESTIC PROXY ADVICE

I.    ELECTION OF DIRECTORS

Board of Directors.

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically consist of at least two-thirds independent directors, have a record of positive performance and include directors with a breadth and depth of experience.

Board Composition.

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore withhold from a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Board Committee Composition.

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report.

We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

Separation of the Roles of Chairman and CEO.

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Majority Voting for the Election of Directors.

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

Classified Boards.

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Mutual Fund Boards.

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund’s adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

1.	We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

2.	We recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.

II.    FINANCIAL REPORTING

Auditor Ratification.

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management’s recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

•	When audit fees added to audit-related fees total less than one-third of total fees.

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When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

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When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation.

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues.

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company’s net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

III.    COMPENSATION

Equity Based Compensation Plans.

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company. We evaluate option plans based on ten overarching principles:

•	Companies should seek additional shares only when needed.

•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

•	Annual net share count and voting power dilution should be limited.

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•	The expected annual cost of the plan should be proportional to the value of the business.

•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

•	Plans should not permit re-pricing of stock options.

Option Exchanges.

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options.

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance.

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend withholding votes for the election of compensation committee members at companies that receive a grade of F.

Director Compensation Plans.

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equitybased awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

Options Expensing.

We will always recommend a vote in favor of a proposal to expense stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company’s operational earnings. When companies do not to expense options, the effect of options on the company’s finances is obscured and accountability for their use as a means of compensation is greatly diminished.

Limits on Executive Compensation.

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Limits on Executive Stock Options.

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

IV.    GOVERNANCE STRUCTURE

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans).

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buyout premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting.

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent.

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

Authorized Shares.

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.	Stock split

2.	Shareholder defenses

3.	Financing for acquisitions

4.	Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

Voting Structure

Cumulative Voting.

Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Shareholder Proposals.

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.